EXHIBIT 10.02

SECURITY AGREEMENT

SECURITY AGREEMENT, dated as of June 24, 2003, between CARAUSTAR INDUSTRIES, INC., a North Carolina corporation (“Caraustar”), and each of the Subsidiaries of Caraustar listed on the signature pages hereto as a “Grantor” (Caraustar and each such Subsidiary, individually, a “Grantor”, and, collectively, “Grantors”), and BANK OF AMERICA, N.A., in its capacity as the Agent for the Lenders.

W I T N E S S E T H :

WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof by and among Grantors, Agent, Lenders, Banc of America Securities LLC, as arranger (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Credit Agreement”), Lenders have agreed to make the Loans and issue Letters of Credit on behalf of Grantors;

WHEREAS, in order to induce Agent and Lenders to enter into the Credit Agreement and the other Loan Documents and to induce Lenders to make the Loans and issue Letters of Credit as provided for in the Credit Agreement, each Grantor has agreed to grant a continuing Lien on the Collateral (as hereinafter defined) to secure the Obligations;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINED TERMS. The following terms shall have the following respective meanings:

“Accounts” means all of each Grantor’s now owned or hereafter acquired or arising accounts, as defined in the UCC, including any rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance.

“Affiliate” means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person or which owns, directly or indirectly, five percent (5%) or more of the outstanding equity interest of such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract, or otherwise.

“Assigned Contracts” means, collectively, all of each Grantor’s rights and remedies under, and all moneys and claims for money due or to become due to any Grantor under, those contracts set forth on Schedule IV hereto, and any and all amendments, supplements, extensions, and renewals thereof, including all rights and claims of each Grantor now or hereafter existing: (i) under any insurance, indemnities, warranties, and guarantees provided for or arising out of or in connection with any of the foregoing agreements; (ii) for any damages arising out of or for breach or default under or in connection with any of the foregoing contracts; (iii) to all other amounts from time to time paid or payable under or in connection with any of the foregoing agreements; or (iv) to exercise or enforce any and all covenants, remedies, powers and privileges thereunder.

“Chattel Paper” means all of each Grantor’s now owned or hereafter acquired chattel paper, as defined in the UCC, including electronic chattel paper.

“Deposit Accounts” means all “deposit accounts” as such term is defined in the UCC, now or hereafter held in the name of any Grantor.

“Documents” means all documents as such term is defined in the UCC, including bills of lading, warehouse receipts or other documents of title, now owned or hereafter acquired by any Grantor.

“Dominion Date” means the date on which Agent, in accordance with the terms of a Blocked Account Agreement, gives notice to any Clearing Bank that Agent is exercising dominion over the applicable Payment Account and that withdrawals by Grantors are no longer permitted from such Payment Account, provided that, notwithstanding anything to the contrary in any Blocked Account Agreement, Agent may not give any such notice prior to the first day on which (a) Availability is less than $15,000,000, (b) Suppressed Availability is less than $20,000,000, or (c) an Event of Default occurs.

“Equipment” means all of each Grantor’s now owned and hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including embedded software, motor vehicles with respect to which a certificate of title has been issued, aircraft, dies, tools, jigs, molds and office equipment, as well as all of such types of property leased by any Grantor and all of each Grantor’s rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

“General Intangibles” means all of each Grantor’s now owned or hereafter acquired general intangibles, choses in action and causes of action and all other intangible personal property of each Grantor of every kind and nature (other than Accounts), including, without limitation, all contract rights, payment intangibles, Proprietary Rights, corporate or other business records, inventions, designs, blueprints, plans, specifications, patents, patent applications, trademarks, service marks, trade names, trade secrets, goodwill, copyrights, computer software, customer lists, registrations, licenses, franchises, tax refund claims, any funds which may become due to any Grantor in connection with the termination of any employee benefit plan or any rights thereto and any other amounts payable to any Grantor from any employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which any Grantor is beneficiary, rights to receive dividends, distributions, cash, Instruments

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and other property in respect of or in exchange for pledged equity interests or Investment Property and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor.

“Goods” means all “goods” as defined in the UCC, now owned or hereafter acquired by any Grantor, wherever located, including embedded software to the extent included in “goods” as defined in the UCC, manufactured homes, standing timber that is cut and removed for sale and unborn young of animals.

“Instruments” means all instruments as such term is defined in the UCC, now owned or hereafter acquired by any Grantor.

“Inventory” means all of each Grantor’s now owned and hereafter acquired inventory, goods and merchandise, wherever located, to be furnished under any contract of service or held for sale or lease, all returned goods, raw materials, work-in-process, finished goods (including embedded software), other materials and supplies of any kind, nature or description which are used or consumed in any Grantor’s business or used in connection with the packing, shipping, advertising, selling or finishing of such goods, merchandise, and all documents of title or other Documents representing them.

“Investment Property” means all of each Grantor’s right title and interest in and to any and all: (a) securities whether certificated or uncertificated; (b) securities entitlements; (c) securities accounts; (d) commodity contracts; or (e) commodity accounts.

“Letter-of-Credit Rights” means “letter-of-credit rights” as such term is defined in the UCC, now owned or hereafter acquired by any Grantor, including rights to payment or performance under a letter of credit, whether or not any Grantor, as beneficiary, has demanded or is entitled to demand payment or performance.

“Payment Account” means each bank account established pursuant to this Security Agreement, to which the proceeds of Accounts and other Collateral are deposited or credited.

“Proprietary Rights” means all of each Grantor’s now owned and hereafter arising or acquired: licenses, franchises, permits, patents, patent rights, copyrights, works which are the subject matter of copyrights, trademarks, service marks, trade names, trade styles, patent, trademark and service mark applications, and all licenses and rights related to any of the foregoing, and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, and all rights to sue for past, present and future infringement of any of the foregoing.

“Software” means all “software” as such term is defined in the UCC, now owned or hereafter acquired by any Grantor, other than software embedded in any category of Goods, including all computer programs and all supporting information provided in connection with a transaction related to any program.

“Supporting Obligations” means all supporting obligations as such term is defined in the UCC.

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“UCC” means the Uniform Commercial Code, as in effect from time to time, of the State of Georgia or of any other state the laws of which are required as a result thereof to be applied in connection with the issue of perfection of security interests.

All other capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto. All other undefined terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein.

2. GRANT OF LIEN.

(a) As security for all Obligations, each Grantor hereby grants to Agent, for the benefit of Agent and Lenders, a continuing security interest in, lien on, assignment of and right of set-off against, all of the following property and assets of such Grantor, whether now owned or existing or hereafter acquired or arising, regardless of where located:

(i) all Accounts;

(ii) all Inventory;

(iii) all contract rights, including Assigned Contracts;

(iv) all Chattel Paper;

(v) all Documents;

(vi) all Instruments;

(vii) all Supporting Obligations and Letter-of-Credit Rights;

(viii) all General Intangibles (including payment intangibles and Software);

(ix) all Goods (other than Equipment);

(x) all Investment Property;

(xi) all money, cash, cash equivalents, securities and other property of any kind of any Grantor held directly or indirectly by Agent or any Lender;

(xii) all of each Grantor’s Deposit Accounts, credits, and balances with and other claims against Agent or any Lender or any of their Affiliates or any other financial institution with which any Grantor maintains deposits, including any Payment Accounts;

(xiii) all books, records and other property related to or referring to any of the foregoing, including books, records, account ledgers, data processing records, computer software and other property and General Intangibles at any time evidencing or relating to any of the foregoing;

(xiv) the commercial tort claims described on Schedule V; and

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(xv) all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing.

All of the foregoing, together with all equity interests in Subsidiaries pledged to Agent, and all other property of any Grantor in which Agent or any Lender may at any time be granted a Lien as collateral for the Obligations, is herein collectively referred to as the “Collateral.”

(b) All of the Obligations shall be secured by all of the Collateral.

3. PERFECTION AND PROTECTION OF SECURITY INTEREST.

(a) Grantors shall, at their expense, perform all steps requested by Agent in good faith at any time to perfect, maintain, protect, and enforce Agent’s Liens, including: (i) executing, delivering and/or filing and recording of the Patent and Trademark Agreements and the Copyright Security Agreement, and executing and filing financing or continuation statements, and amendments thereof, in form and substance reasonably satisfactory to Agent; (ii) delivering to Agent warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are issued and certificates of title covering any portion of the collateral for which certificates of title have been issued; (iii) when an Event of Default has occurred and is continuing, transferring Inventory to warehouses or other locations designated by Agent; (iv) placing notations on Grantors’ books of account to disclose Agent’s security interest; and (v) taking such other steps as are deemed necessary or desirable by Agent in good faith to maintain and protect Agent’s Liens. Grantors agree that a carbon, photographic, photostatic, or other reproduction of this Security Agreement or of a financing statement is sufficient as a financing statement.

(b) Unless Agent shall otherwise consent in writing (which consent may be revoked), Grantors shall deliver to Agent all Collateral consisting of negotiable Documents, certificated securities (accompanied by stock papers executed in blank), Chattel Paper and Instruments promptly after any Grantor receives the same.

(c) Grantors shall obtain or use their commercially reasonable efforts to obtain waivers or subordinations of Liens from landlords and mortgagees, and Grantors shall in all instances obtain signed acknowledgements of Agent’s Liens from bailees having possession of any Collateral that they hold for the benefit of Agent, in each case with respect to locations at any time having Collateral valued in excess of $1,000,000.

(d) Unless waived by Agent in writing (which waiver may be revoked), Grantor shall obtain authenticated control agreements, in form and substance reasonably satisfactory to Agent, from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor.

(e) If any Grantor is or becomes the beneficiary of a letter of credit, Grantors shall promptly notify Agent thereof and enter into a tri-party agreement with Agent and the issuer and/or confirmation bank with respect to Letter-of-Credit Rights, assigning such Letter-of-

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Credit Rights to Agent and directing all payments thereunder to the Payment Account, all in form and substance reasonably satisfactory to Agent.

(f) Grantors shall take all steps necessary to grant Agent control of all electronic chattel paper in accordance with the Code and all “transferable records” as defined in the Uniform Electronic Transactions Act.

(g) Each Grantor hereby irrevocably authorizes Agent at any time and from time to time to file in any filing office in any jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as any or all assets of such Grantor covered by the Agent’s Liens, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the UCC of the State of Georgia for the sufficiency or filing office acceptance of any financing statement or amendment, including whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor. Each Grantor agrees to furnish any such information to Agent promptly upon request. Each Grantor also ratifies its authorization for Agent to have filed any like initial financing statements or amendments thereto if filed prior to the date hereof.

(h) Grantors shall promptly notify Agent of any commercial tort claim (as defined in the UCC) acquired by any Grantor and unless otherwise consented by Agent, Grantors shall enter into a supplement to this Security Agreement, granting to Agent a Lien in such commercial tort claim.

(i) From time to time, Grantors shall, upon Agent’s request, execute and deliver confirmatory written instruments pledging to Agent, for the ratable benefit of Agent and Lenders, the Collateral, but any Grantor’s failure to do so shall not affect or limit any security interest or any other rights of Agent or any Lender in and to the Collateral with respect to any Grantor. So long as the Credit Agreement is in effect and until all Obligations have been fully satisfied, Agent’s Liens shall continue in full force and effect in all Collateral (whether or not deemed eligible for the purpose of calculating the Availability or as the basis for any advance, loan, extension of credit, or other financial accommodation).

(j) Grantors’ shall reimburse Agent for the out-of-pocket costs incurred by Agent in obtaining certificates of good standing for each Grantor from its state of incorporation or organization, provided, that, (A) if no Event of Default exists, Grantors shall not be responsible for the costs relating to more than one such certificate obtained by Agent with respect to each Grantor during any particular quarter, and (B) Agent shall have no obligation to obtain such certificates.

(k) Without limiting the prohibitions on mergers involving Grantors contained in the Credit Agreement, no Grantor shall reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof or change its type of entity as identified on Schedule II without the prior written consent of Agent.

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(l) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Agent and agrees that it will not do so without the prior written consent of Agent, subject to Grantors’ rights under Section 9-509(d)(2) of the UCC.

(m) No Grantor shall enter into any contract or agreement that restricts or prohibits the grant of a security interest in (i) Chattel Paper or payment intangibles or the proceeds of the foregoing to Agent, except to the extent that any such restriction or prohibition is unenforceable under the Uniform Commercial Code, or (ii) Accounts or Instruments.

4. LOCATION OF COLLATERAL. (a) Each Grantor represents and warrants to Agent and Lenders that: (A) Schedule I is a correct and complete list of the location of such Grantor’s chief executive office, the location of its books and records, the locations of the Collateral, and the locations of all of its other places of business; and (b) Schedule I correctly identifies any of such facilities and locations that are not owned by such Grantor and sets forth the names of the owners and lessors or sublessors of such facilities and locations. Each Grantor covenants and agrees that it will not (i) maintain any Collateral at any location other than those locations listed for such Grantor on Schedule I, (ii) otherwise change or add to any of such locations, or (iii) change the location of its chief executive office from the location identified in Schedule I, unless it gives Agent at least thirty (30) days’ prior written notice thereof and executes any and all financing statements and other documents that Agent reasonably requests in connection therewith. Without limiting the foregoing, each Grantor represents that all of its Inventory (other than Inventory in transit) is, and covenants that all of its Inventory will be, located either (a) on premises owned by such Grantor, (b) on premises leased by such Grantor, or (c) in a warehouse pursuant to an agreement with the applicable warehouseman.

5. JURISDICTION OF ORGANIZATION. Each Grantor represents and warrants to Agent and Lenders that Schedule II hereto identifies such Grantor’s name as of the Closing Date as it appears in official filings in the state of its incorporation or other organization, the type of entity of such Grantor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by such Grantor’s state of incorporation or organization or a statement that no such number has been issued, and the jurisdiction in which such Grantor is incorporated or organized. Each Grantor has only one state of incorporation or organization.

6. TITLE TO, LIENS ON, AND SALE AND USE OF COLLATERAL. Each Grantor represents and warrants to Agent and Lenders and agrees with Agent and Lenders that: (a) such Grantor has rights in and the power to transfer all of the Collateral free and clear of all Liens whatsoever, except for Permitted Liens; (b) Agent’s Liens in the Collateral will not be subject to any prior Lien except for those Liens identified in clauses (c), (d), (e) and (f) of the definition of Permitted Liens; and (c) such Grantor will use, store, and maintain the Collateral with all reasonable care and will use such Collateral for lawful purposes only.

7. APPRAISALS. Whenever a Default or Event of Default exists, and at such other times not more frequently than once a year as Agent requests, Grantors shall, at their expense and upon Agent’s request, provide Agent with appraisals or updates thereof of any or all of the Collateral from an appraiser, and prepared on a basis, satisfactory to Agent, such appraisals and

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updates to include, without limitation, information required by applicable law and regulation and by the internal policies of Lenders.

8. ACCESS AND EXAMINATION. Agent, accompanied by any Lender which so elects, may at all reasonable times during regular business hours (and at any time when an Event of Default exists and is continuing) have access to, examine, audit, make extracts from or copies of and inspect any or all of each Grantor’s records, files, and books of account and the Collateral, and discuss each Grantor’s affairs with each Grantor’s officers and management. Grantors will deliver to Agent any instrument necessary for Agent to obtain records from any service bureau maintaining records for any Grantor. Agent may, and at the direction of the Required Lenders shall, at any time when an Event of Default exists, and at Grantors’ expense, make copies of all of each Grantor’s books and records, or require each Grantor to deliver such copies to Agent. Agent may, without expense to Agent, use such of Grantors’ respective personnel, supplies and Real Estate as may be reasonably necessary for maintaining or enforcing Agent’s Liens. Agent shall have the right, at any time, in Agent’s name or in the name of a nominee of Agent, to verify the validity, amount or any other matter relating to the Accounts, Inventory, or other Collateral, by mail, telephone, or otherwise.

9. ACCOUNTS.

(a) Each Grantor hereby represents and warrants to Agent and Lenders, with respect to such Grantor’s Eligible Accounts, that: (i) each existing Eligible Account represents, and each future Eligible Account will represent, a bona fide sale or lease and delivery of goods by such Grantor, or rendition of services by such Grantor, in the ordinary course of such Grantor’s business; (ii) each existing Eligible Account is, and each future Eligible Account will be, for a liquidated amount payable by the Account Debtor thereon on the terms set forth in the invoice therefor or in the schedule thereof delivered to Agent, without any offset, deduction, defense, or counterclaim except those known to such Grantor and disclosed to Agent and Lenders pursuant to this Security Agreement; (iii) no payment will be received with respect to any Eligible Account, and no credit, discount, or extension, or agreement therefor will be granted on any Eligible Account, except as reported to Agent and Lenders in Borrowing Base Certificates delivered in accordance with the Credit Agreement; (iv) each copy of an invoice delivered to Agent by such Grantor will be a genuine copy of the original invoice sent to the Account Debtor named therein; and (v) all goods described in any invoice representing a sale of goods will have been delivered to the Account Debtor and all services of such Grantor described in each invoice will have been performed.

(b) No Grantor shall re-date any invoice or sale or make sales on extended dating beyond that customary in such Grantor’s business or extend or modify any Account. If any Grantor becomes aware of any matter adversely affecting the collectibility of any Account or the Account Debtor therefor involving an amount greater than $750,000, including information regarding the Account Debtor’s creditworthiness, such Grantor will promptly so advise Agent and, to the extent such matter results in such Account no longer being eligible in accordance with the definition of “Eligible Accounts”, exclude such Account from Eligible Accounts.

(c) No Grantor shall accept any note or other instrument (except a check or other instrument for the immediate payment of money) with respect to any Account without

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Agent’s written consent. If Agent consents to the acceptance of any such instrument, it shall be considered as evidence of the Account and not payment thereof and such Grantor will promptly deliver such instrument to Agent, endorsed by such Grantor to Agent in a manner satisfactory in form and substance to Agent. Regardless of the form of presentment, demand, notice of protest with respect thereto, Grantors shall remain liable thereon until such instrument is paid in full.

(d) Grantors shall notify Agent promptly of all disputes and claims in excess of $750,000 with any Account Debtor, and agree to settle, contest, or adjust such dispute or claim at no expense to Agent or any Lender. No discount, credit or allowance shall be granted to any such Account Debtor without Agent’s prior written consent, except for discounts, credits and allowances made or given in the ordinary course of Grantors’ business when no Event of Default exists hereunder. Grantors shall send Agent a copy of each credit memorandum in excess of $500,000 promptly after issuance, and Grantors shall promptly report that credit on Borrowing Base Certificates submitted by them. Agent may at all times when an Event of Default exists, settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which Agent or the Required Lenders, as applicable, shall consider advisable and, in all cases, Agent will credit the Loan Account with the net amounts received by Agent in payment of any Accounts.

(e) If an Account Debtor returns any Inventory to a Grantor when no Event of Default exists, then such Grantor shall promptly determine the reason for such return and shall, to the extent appropriate, issue a credit memorandum to the Account Debtor in the appropriate amount. Grantors shall immediately report to Agent any return involving an amount in excess of $750,000. Each such report shall indicate the reasons for the returns and the locations and condition of the returned Inventory. In the event any Account Debtor returns Inventory to a Grantor when an Event of Default exists, such Grantor, upon the request of Agent, shall: (i) hold the returned Inventory in trust for Agent; (ii) segregate all returned Inventory from all of its other property; (iii) dispose of the returned Inventory solely according to Agent’s written instructions; and (iv) not issue any credits or allowances with respect thereto without Agent’s prior written consent. All returned Inventory shall be subject to Agent’s Liens thereon. Whenever any Inventory is returned, the related Account shall be deemed ineligible to the extent of the amount owing by the Account Debtor with respect to such returned Inventory and such returned Inventory shall not be Eligible Inventory.

10. COLLECTION OF ACCOUNTS; PAYMENTS.

(a) Until Agent notifies the Borrowers’ Agent to the contrary, Grantors shall make collection of all Accounts and other Collateral for Agent, shall receive all payments as Agent’s trustee, and shall immediately deliver all payments in their original form duly endorsed in blank into a Payment Account established for the account of Grantors at a Clearing Bank acceptable to Agent, subject to a Blocked Account Agreement; provided, that, prior to the Dominion Date, Grantors shall have access to and full use of all such collections deposited into a Payment Account. On or prior to the date hereof, Grantors shall establish a lock-box service for collections of Accounts at a Clearing Bank acceptable to Agent and subject to a Blocked Account Agreement and other documentation acceptable to Agent. Grantors shall instruct all Account Debtors to make all payments directly to the address established for such service. If, notwithstanding such instructions, any Grantor receives any proceeds of Accounts, it shall

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receive such payments as Agent’s trustee, and shall immediately deposit such payments into a Payment Account; provided, that, prior to the Dominion Date, Grantors shall have access to and full use of all such amounts deposited into a Payment Account. On and after the Dominion Date, all collections received in any lock-box or Payment Account or directly by any Grantor or Agent, and all funds in any Payment Account or other account to which such collections are deposited, shall be subject to Agent’s sole control and withdrawals by Grantors shall not be permitted.

(b) Agent or Agent’s designee may, at any time after the occurrence and during the continuance of an Event of Default, notify Account Debtors that the Accounts have been assigned to Agent and of Agent’s security interest therein, and may collect them directly and charge the collection costs and expenses to the Loan Account as a Revolving Loan. So long as an Event of Default has occurred and is continuing, Grantors, at Agent’s request, shall execute and deliver to Agent such documents as Agent shall require to grant Agent access to any post office box in which collections of Accounts are received.

(c) If sales of Inventory are made or services are rendered for cash, Grantors shall immediately deposit into a Payment Account the cash which any Grantor receives; provided, that, prior to the Dominion Date, Grantors shall have access to and full use of all such amounts deposited into a Payment Account.

(d) All payments received by Agent will be Agent’s sole property for its benefit and the benefit of Lenders and will be credited to the Loan Account (conditional upon final collection) after allowing two (2) Business Days for collection (except for wire transfers of immediately available funds, which will be credited upon receipt); provided, however, that such payments shall be deemed to be credited to the Loan Account immediately upon receipt for purposes of (i) determining Availability, (ii) calculating the Unused Line Fee pursuant to Section 2.5 of the Credit Agreement, and (iii) calculating the amount of interest accrued thereon solely for purposes of determining the amount of interest to be distributed by Agent to Lenders (but not the amount of interest payable by Grantors).

(e) In the event Grantors repay all of the Obligations upon the termination of the Credit Agreement or upon acceleration of the Obligations, other than through Agent’s receipt of payments on account of the Accounts or proceeds of the other Collateral, such payment will be credited (conditioned upon final collection) to Grantor’s Loan Account two (2) Business Days after Agent’s receipt of immediately available funds.

11. INVENTORY.

(a) Each Grantor represents and warrants to Agent and Lenders and agrees with Agent and Lenders that all of the Inventory owned by such Grantor is and will be held for sale or lease, or to be furnished in connection with the rendition of services, in the ordinary course of such Grantor’s business, and is and will be fit for such purposes. Each Grantor will keep its Inventory in good and marketable condition, except for damaged or defective goods arising in the ordinary course of such Grantor’s business. Each Grantor agrees that all Inventory produced by such Grantor in the United States of America will be produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations, and orders thereunder. Grantors will conduct a physical count of the Inventory at least once per Fiscal Year,

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and after and during the continuation of an Event of Default, at such other times as Agent requests.

(b) In connection with all Inventory financed by Letters of Credit, Grantors will, at Agent’s request, instruct all suppliers, carriers, forwarders, customs brokers, warehouses or others receiving or holding cash, checks, Inventory, Documents or Instruments in which Agent holds a security interest to deliver them to Agent and/or subject to Agent’s order, and if they shall come into a Grantor’s possession, to deliver them, upon request, to Agent in their original form. Grantors shall also, at Agent’s request, designate Agent as the consignee on all bills of lading and other negotiable and non-negotiable documents.

12. EQUIPMENT.

(a) Each Grantor represents and warrants to Agent and Lenders and agrees with Agent and Lenders that all of the Equipment owned by such Grantor material to the conduct of its business is and will be used or held for use in such Grantor’s business, and is and will be fit for such purposes. Each Grantor shall keep and maintain its Equipment material to the conduct of its business in good operating condition and repair (ordinary wear and tear excepted) and shall make all necessary replacements thereof.

(b) No Grantor shall permit any Equipment to become subject to any Lien other than Permitted Liens.

13. ASSIGNED CONTRACTS. Each Grantor shall fully perform all of its obligations under each of the Assigned Contracts, and shall enforce all of its rights and remedies thereunder, in each case, as it deems appropriate in its business judgment; provided, however, that, during the existence of an Event of Default, no Grantor shall take any action or fail to take any action with respect to its Assigned Contracts which would cause the termination of a material Assigned Contract or have a materially adverse effect upon the full enforcement of all indemnification rights under its Assigned Contracts. Grantors shall notify Agent and Lenders in writing, promptly after any Grantor becomes aware thereof, of any event or fact which could give rise to a material claim by a Grantor for indemnification under any of its Assigned Contracts, and shall pursue such right as it deems appropriate in its business judgment and report to Agent on all further developments with respect thereto. After the Dominion Date, Grantors shall deposit into the Payment Account or remit directly to Agent for application to the Obligations, all amounts received by any Grantor as indemnification or otherwise pursuant to its Assigned Contracts. If any Grantor shall fail after Agent’s demand to pursue diligently any right under its Assigned Contracts, or if an Event of Default then exists and is continuing, Agent may, and at the direction of the Required Lenders shall, directly enforce such right in its own or such Grantor’s name and may enter into such settlements or other agreements with respect thereto as Agent or the Required Lenders, as applicable, shall determine. In any suit, proceeding or action brought by Agent for the benefit of Lenders under any Assigned Contract for any sum owing thereunder or to enforce any provision thereof, Grantors shall indemnify and hold Agent and Lenders harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaims, recoupment, or reduction of liability whatsoever of the obligor thereunder arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing from any Grantor to or in favor of such

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obligor or its successors. All such obligations of Grantors shall be and remain enforceable only against Grantors and shall not be enforceable against Agent or Lenders. Notwithstanding any provision hereof to the contrary, Grantors shall at all times remain liable to observe and perform all of their duties and obligations under their Assigned Contracts, and Agent’s or any Lender’s exercise of any of their respective rights with respect to the Collateral shall not release any Grantor from any of such duties and obligations. Neither Agent nor any Lender shall be obligated to perform or fulfill any of Grantors’ duties or obligations under their Assigned Contracts or to make any payment thereunder, or to make any inquiry as to the nature or sufficiency of any payment or property received by it thereunder or the sufficiency of performance by any party thereunder, or to present or file any claim, or to take any action to collect or enforce any performance, any payment of any amounts, or any delivery of any property.

14. DOCUMENTS, INSTRUMENTS, AND CHATTEL PAPER. Each Grantor represents and warrants to Agent and Lenders that (a) all Documents, Instruments, and Chattel Paper describing, evidencing, or constituting Collateral, and all signatures and endorsements thereon, are and will be complete, valid, and genuine, and (b) all goods evidenced by such Documents, Instruments, Letter-of-Credit Rights and Chattel Paper are and will be owned by such Grantor, free and clear of all Liens other than Permitted Liens. If any Grantor retains possession of any Chattel Paper or Instruments with Agent’s consent, such Chattel Paper and Instruments shall be marked with the following legend: “This writing and the obligations evidenced or served hereby are subject to the security interest of Bank of America, N.A., as Agent, for the benefit of Agent and certain Lenders.”

15. RIGHT TO CURE. Agent may, in its discretion, and shall, at the direction of the Required Lenders, pay any amount or do any act required of any Grantor hereunder or under any other Loan Document in order to preserve, protect, maintain or enforce the Obligations, the Collateral or Agent’s Liens therein, and which any Grantor fails to pay or do after written request from Agent, including payment of any judgment against any Grantor, any insurance premium, any warehouse charge, any finishing or processing charge, any landlord’s or bailee’s claim, and any other Lien upon or with respect to the Collateral. All payments that Agent makes under this Section 15 and all out-of-pocket costs and expenses that Agent pays or incurs in connection with any action taken by it hereunder shall be charged to the Loan Account as a Revolving Loan. Any payment made or other action taken by Agent under this Section 15 shall be without prejudice to any right to assert an Event of Default hereunder and to proceed thereafter as herein provided.

16. POWER OF ATTORNEY. Each Grantor hereby appoints Agent and Agent’s designee as such Grantor’s attorney, with power: (a) so long as any Event of Default has occurred and is continuing, to endorse such Grantor’s name on any checks, notes, acceptances, money orders, or other forms of payment or security that come into Agent’s or any Lender’s possession; (b) so long as any Event of Default has occurred and is continuing, to sign such Grantor’s name on any invoice, bill of lading, warehouse receipt or other negotiable or non-negotiable Document constituting Collateral, on drafts against customers, on assignments of Accounts, on notices of assignment, financing statements and other public records and to file any such financing statements by electronic means with or without a signature as authorized or required by applicable law or filing procedure; (c) so long as any Event of Default has occurred

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and is continuing, to notify the post office authorities to change the address for delivery of such Grantor’s mail to an address designated by Agent and to receive, open and dispose of all mail addressed to such Grantor; (d) to send requests for verification of Accounts to customers or Account Debtors; (e) so long as any Event of Default has occurred and is continuing, to complete in such Grantor’s name or Agent’s name, any order, sale or transaction, obtain the necessary Documents in connection therewith, and collect the proceeds thereof; (f) so long as any Event of Default has occurred and is continuing, to clear Inventory through customs in such Grantor’s name, Agent’s name or the name of Agent’s designee, and to sign and deliver to customs officials powers of attorney in such Grantor’s name for such purpose; (g) to the extent that such Grantor’s authorization given in Section 3(g) of this Security Agreement is not sufficient, to file such financing statements with respect to this Security Agreement, with or without such Grantor’s signature, or to file a photocopy of this Security Agreement in substitution for a financing statement, as Agent may deem appropriate, and to execute in such Grantor’s name such financing statements and amendments thereto and continuation statements which may require such Grantor’s signature; and (h) so long as any Event of Default has occurred and is continuing, to do all things necessary to carry out the Credit Agreement and this Security Agreement. Each Grantor ratifies and approves all acts of such attorney. None of Lenders or Agent nor their attorneys will be liable for any acts or omissions or for any error of judgment or mistake of fact or law except for their willful misconduct. This power, being coupled with an interest, is irrevocable until the Credit Agreement has been terminated and the Obligations have been fully satisfied.

17. AGENT’S AND LENDERS’ RIGHTS, DUTIES AND LIABILITIES.

(a) Grantors assume all responsibility and liability arising from or relating to the use, sale, license or other disposition of the Collateral. The Obligations shall not be affected by any failure of Agent or any Lender to take any steps to perfect Agent’s Liens or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release any Grantor from any of the Obligations. Following the occurrence and during the continuation of an Event of Default, Agent may (but shall not be required to), and at the direction of the Required Lenders shall, without notice to or consent from any Grantor, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of any Grantor for the Obligations or under the Credit Agreement or any other agreement now or hereafter existing between Agent and/or any Lender and any Grantor.

(b) It is expressly agreed by each Grantor that, anything herein to the contrary notwithstanding, such Grantor shall remain liable under each of its contracts and each of its licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Neither Agent nor any Lender shall have any obligation or liability under any contract or license by reason of or arising out of this Security Agreement or the granting herein of a Lien thereon or the receipt by Agent or any Lender of any payment relating to any contract or license pursuant hereto. Neither Agent nor any Lender shall be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or

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pursuant to any contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any contract or license, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(c) Agent may at any time after an Event of Default shall have occurred and be continuing (or if any rights of set-off (other than set-offs against an Account arising under the contract giving rise to the same Account) or contra accounts may be asserted with respect to the following), without prior notice to any Grantor, notify Account Debtors, and other Persons obligated on the Collateral, that Agent has a security interest therein, and that payments shall be made directly to Agent, for itself and the benefit of Lenders. Upon the request of Agent, Grantors shall so notify Account Debtors, and other Persons obligated on Collateral. Once any such notice has been given to any Account Debtor or other Person obligated on the Collateral, Grantors shall not give any contrary instructions to such Account Debtor or other Person without Agent’s prior written consent.

(d) Agent may at any time in Agent’s own name or in the name of any Grantor communicate with Account Debtors, parties to contracts and agreements to which any Grantor is a party, and obligors in respect of Instruments to verify with such Persons, to Agent’s satisfaction, the existence, amount and terms of Accounts, contracts and agreements, payment intangibles, Instruments or Chattel Paper. If an Event of Default shall have occurred and be continuing, Grantors, at their own expense, shall cause the independent certified public accountants then engaged by Grantors to prepare and deliver to Agent and each Lender at any time and from time to time promptly upon Agent’s request the following reports with respect to Grantors: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts as Agent may request. Grantors, at their own expense, shall deliver to Agent the results of each physical verification, if any, which Grantors may in their discretion have made, or caused any other Person to have made on their behalf, of all or any portion of their Inventory.

18. PATENT, TRADEMARK AND COPYRIGHT COLLATERAL.

(a) Each Grantor represents and warrants to Agent and Lenders that (i) such Grantor does not have any interest in, or title to, any Patent, Trademark or Copyright as of the date hereof except as set forth in Schedule III hereto, (ii) the Security Agreement is effective to create a valid and continuing Lien on and, upon filing of the Copyright Security Agreement with the United States Copyright Office and filing of the Patent and Trademark Agreements with the United States Patent and Trademark Office and the filing of appropriate financing statements, perfected Liens in favor of Agent on such Grantor’s patents, trademarks and copyrights and such perfected Liens are enforceable as such as against any and all creditors of and purchasers from such Grantor, and (iii) upon filing of the Copyright Security Agreements with the United States Copyright Office and filing of the Patent and Trademark Agreements with the United States Patent and Trademark Office and the filing of appropriate financing statements, all actions necessary to protect and perfect Agent’s Lien on such Grantor’s patents, trademarks or copyrights shall have been duly taken.

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(b) Each Grantor shall promptly notify Agent if it knows or has reason to know that any application or registration relating to any material patent, trademark or copyright (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding such Grantor’s ownership of any material patent, trademark or copyright, its right to register the same, or to keep and maintain the same.

(c) In no event shall any Grantor, either directly or through any agent, employee, licensee or designee, file an application for the registration of any patent, trademark or copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving Agent prior written notice thereof, and, upon request of Agent, Grantor shall execute and deliver any and all patent security agreements, copyright security agreements or trademark security agreements as Agent may request to evidence Agent’s Lien on such patent, trademark or copyright, and the General Intangibles of each Grantor relating thereto or represented thereby.

(d) Subject to Grantors commercially reasonable business judgment, Grantors shall take all actions necessary or requested by Agent to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the patents, trademarks and copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings.

(e) In the event that any of the material patent, trademark or copyright Collateral is infringed upon, or misappropriated or diluted by a third party, Grantors shall notify Agent promptly after any Grantor learns thereof. Grantors shall, unless Grantors shall reasonably determine that such patent, trademark or copyright Collateral is in no way material to the conduct of their business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as Agent shall deem appropriate under the circumstances to protect such patent, trademark or copyright Collateral.

19. INDEMNIFICATION. In any suit, proceeding or action brought by Agent or any Lender relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, Grantors will save, indemnify and keep Agent and Lenders harmless from and against all expense (including reasonable attorneys’ fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Account Debtor or other Person obligated on the Collateral, arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from any Grantor, except in the case of Agent or any Lender, to the extent such expense, loss, or damage is attributable solely to the gross negligence or willful misconduct of Agent or such Lender. All such obligations of Grantors shall be and remain enforceable against and only against Grantors and shall not be enforceable against Agent or any Lender.

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20. LIMITATION ON LIENS ON COLLATERAL. No Grantor will create, permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens, and will defend the right, title and interest of Agent and Lenders in and to any of such Grantor’s rights under the Collateral against the claims and demands of all Persons whomsoever.

21. NOTICE REGARDING COLLATERAL. Grantors will advise Agent promptly, in reasonable detail, (i) of any Lien (other than Permitted Liens) or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have a Material Adverse Effect.

22. REMEDIES; RIGHTS UPON DEFAULT.

(a) In addition to all other rights and remedies granted to it under this Security Agreement, the Credit Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, if any Event of Default shall have occurred and be continuing, Agent may exercise all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon any Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith enter upon the premises of each Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving any Grantor or any other Person notice and opportunity for a hearing on Agent’s claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. Agent or any Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Agent and Lenders, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. Agent shall have the right to conduct such sales on each Grantor’s premises or elsewhere and shall have the right to use each Grantor’s premises without charge for such time or times as Agent deems necessary or advisable.

(b) Each Grantor further agrees, at Agent’s request, to assemble the Collateral and make it available to Agent at a place or places designated by Agent which are reasonably convenient to Agent and such Grantor, whether at such Grantor’s premises or elsewhere. Until Agent is able to effect a sale, lease, or other disposition of Collateral, Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Agent. Agent shall have no obligation to any Grantor to maintain or preserve the rights of such Grantor as against third parties with respect to Collateral while Collateral is in the

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possession of Agent. Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Agent’s remedies (for the benefit of Agent and Lenders), with respect to such appointment without prior notice or hearing as to such appointment. Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Obligations as provided in the Credit Agreement, and only after so paying over such net proceeds, and after the payment by Agent of any other amount required by any provision of law, need Agent account for the surplus, if any, to any Grantor. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against Agent or any Lender arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of Agent or such Lender as finally determined by a court of competent jurisdiction. Each Grantor agrees that ten (10) days prior notice by Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any attorneys’ fees or other expenses incurred by Agent or any Lender to collect such deficiency.

(c) Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

(d) To the extent that applicable law imposes duties on Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for Agent (a) to fail to incur expenses reasonably deemed significant by Agent to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (d) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other Persons, whether or not in the same business as Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (k) to purchase insurance or credit enhancements to insure Agent against risks of loss, collection or disposition of Collateral or to provide to Agent a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 22(d) is to provide non-exhaustive indications of what actions or omissions by Agent

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would not be commercially unreasonable in Agent’s exercise of remedies against the Collateral and that other actions or omissions by Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 22(d). Without limitation upon the foregoing, nothing contained in this Section 22(d) shall be construed to grant any rights to any Grantor or to impose any duties on Agent that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 22(d).

(e) EACH GRANTOR HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES ALL RIGHTS WHICH IT HAS UNDER CHAPTER 14 OF TITLE 44 OF THE OFFICIAL CODE OF GEORGIA OR UNDER ANY SIMILAR PROVISION OF APPLICABLE LAW TO NOTICE AND TO A JUDICIAL HEARING PRIOR TO THE ISSUANCE OF A WRIT OF POSSESSION ENTITLING THE AGENT OR ANY LENDER, OR THE SUCCESSORS AND ASSIGNS OF AGENT OR SUCH LENDER, TO POSSESSION OF THE COLLATERAL UPON AN EVENT OF DEFAULT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING AND WITHOUT LIMITING ANY OTHER RIGHT WHICH AGENT OR LENDERS MAY HAVE, EACH GRANTOR CONSENTS THAT IF AGENT OR ANY LENDER FILES A PETITION FOR AN IMMEDIATE WRIT OF POSSESSION IN COMPLIANCE WITH SECTIONS 44-14-261 AND 44-14-262 OF THE OFFICIAL CODE OF GEORGIA OR UNDER ANY SIMILAR PROVISION OF APPLICABLE LAW, AND THIS WAIVER OR A COPY HEREOF IS ALLEGED IN SUCH PETITION AND ATTACHED THERETO, THE COURT BEFORE WHICH SUCH PETITION IS FILED MAY DISPENSE WITH ALL RIGHTS AND PROCEDURES HEREIN WAIVED AND MAY ISSUE FORTHWITH AN IMMEDIATE WRIT OF POSSESSION IN ACCORDANCE WITH CHAPTER 14 OF TITLE 44 OF THE OFFICIAL CODE OF GEORGIA OR IN ACCORDANCE WITH ANY SIMILAR PROVISION OF APPLICABLE LAW, WITHOUT THE NECESSITY OF AN ACCOMPANYING BOND AS OTHERWISE REQUIRED BY SECTION 44-14-263 OF THE OFFICIAL CODE OF GEORGIA OR BY ANY SIMILAR PROVISION UNDER APPLICABLE LAW.

23. GRANT OF LICENSE TO USE PROPRIETARY RIGHTS. For the purpose of enabling Agent to exercise rights and remedies under Section 22 hereof (including, without limiting the terms of Section 22 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to Agent, for the benefit of Agent and Lenders, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, license or sublicense any Proprietary Rights now owned or hereafter acquired by any Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

24. LIMITATION ON AGENT’S AND LENDERS’ DUTY IN RESPECT OF COLLATERAL. Agent and each Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Neither Agent nor any Lender shall have any other duty as to any Collateral in its possession or control or in the possession or control of any

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agent or nominee of Agent or such Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

25. MISCELLANEOUS.

(a) Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

(b) Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement.

(c) Severability. Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement is to be read, construed and applied together with the Credit Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of Agent, Lenders and Grantors with respect to the matters referred to herein and therein.

(d) No Waiver; Cumulative Remedies. Neither Agent nor any Lender shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Agent and then only to the extent therein set forth. A waiver by Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Agent or any Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or

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provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Agent and Grantors (or the Borrowers’ Agent on Grantors’ behalf).

(e) Limitation by Law. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

(f) Termination of this Security Agreement. Subject to Section 25(a) hereof, this Security Agreement shall terminate upon the satisfactory collateralization of all Letters of Credit, the payment in full of all other Obligations (other than indemnification Obligations as to which no claim has been asserted), and the termination of all Commitments .

(g) Successors and Assigns. This Security Agreement and all obligations of Grantors hereunder shall be binding upon the successors and assigns of each Grantor (including any debtor-in-possession on behalf of any Grantor) and shall, together with the rights and remedies of Agent, for the benefit of Agent and Lenders, hereunder, inure to the benefit of Agent and Lenders, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to Agent, for the benefit of Agent and Lenders, hereunder. No Grantor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

(h) Counterparts. This Security Agreement may be authenticated in any number of separate counterparts, each of which shall collectively and separately constitute one and the same agreement. This Security Agreement may be authenticated by manual signature, facsimile or, if approved in writing by Agent, electronic means, all of which shall be equally valid.

(i) Governing Law. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH GRANTOR HEREBY CONSENTS AND AGREES THAT THE COURTS OF THE STATE OF GEORGIA OR THE UNITED STATES OF AMERICA LOCATED IN THE NORTHERN DISTRICT OF GEORGIA, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN GRANTORS, AGENT AND LENDERS PERTAINING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF

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OR RELATING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, PROVIDED, THAT AGENT, LENDERS AND GRANTORS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF SUCH JURISDICTIONS, AND, PROVIDED, FURTHER, NOTHING IN THIS SECURITY AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. EACH GRANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH GRANTOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE BORROWERS’ AGENT AT THE ADDRESS SET FORTH IN SECTION 14.8 OF THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

(j) Waiver of Jury Trial. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG AGENT, LENDERS, AND GRANTOR ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

(k) Section Titles. The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

(l) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly

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by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

(m) Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of Sections 22(e), 25(i) and Section 25(j), with its counsel.

(n) Benefit of Lenders. All Liens granted or contemplated hereby shall be for the benefit of Agent and Lenders, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Credit Agreement.

(o) Joint and Several Obligations. Grantors shall be jointly and severally responsible for the performance of all obligations of any or all Grantors hereunder.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GRANTORS:

CARAUSTAR INDUSTRIES, INC.

CARAUSTAR CUSTOM PACKAGING GROUP, INC.

CARAUSTAR RECOVERED FIBER GROUP, INC.

CARAUSTAR INDUSTRIAL AND CONSUMER PRODUCTS GROUP, INC.

CARAUSTAR MILL GROUP, INC.

SPRAGUE PAPERBOARD, INC.

PBL INC.

GYPSUM MGC, INC.

MCQUEENEY GYPSUM COMPANY

FEDERAL TRANSPORT, INC.

CAMDEN PAPERBOARD CORPORATION

HALIFAX PAPER BOARD COMPANY, INC.

CARAUSTAR CUSTOM PACKAGING GROUP (MARYLAND), INC.

CHICAGO PAPERBOARD CORPORATION

By:	/S/ RONALD J. DOMANICO
Ronald J. Domanico Vice President of each of the foregoing entities

CARAUSTAR, G.P.

	By:	CARAUSTAR INDUSTRIES, INC., general partner

		By:	/S/ RONALD J. DOMANICO
Ronald J. Domanico, Vice President

	By:	CARAUSTAR INDUSTRIAL AND CONSUMER PRODUCTS GROUP, INC., general partner

		By:	/S/ RONALD J. DOMANICO
Ronald J. Domanico, Vice President

MCQUEENY GYPSUM COMPANY, LLC

	By:	MCQUEENEY GYPSUM COMPANY, sole member

		By:	/S/ RONALD J. DOMANICO
Ronald J. Domanico, Vice President

PARADIGM CHEMICAL & CONSULTING, LLC RECCMG, LLC

	By:	CARAUSTAR MILL GROUP, INC., sole member of each of the foregoing

		By:	/S/ RONALD J. DOMANICO
Ronald J. Domanico, Vice President

CICPG, LLC

	By:	CARAUSTAR INDUSTRIAL AND CONSUMER PRODUCTS GROUP, INC., sole member

		By:	/S/ RONALD J. DOMANICO
Ronald J. Domanico, Vice President

AUSTELL HOLDING COMPANY, LLC

	By:	CARAUSTAR INDUSTRIES, INC., sole member

		By:	/S/ RONALD J. DOMANICO
Ronald J. Domanico, Vice President

BANK OF AMERICA, N.A., as the Agent

By:	/S/ WALTER T. SHELLMAN
Walter T. Shellman, Vice President

SCHEDULE I

to

SECURITY AGREEMENT

LOCATION OF COLLATERAL

A.	Location of Chief Executive Office

See Schedule II.

B.	Location of Books and Records

3100 Joe Jerkins Boulevard Austell, GA 30106 and each location listed on the list of Inventory locations below.

C.	Location of Collateral

Inventory Locations

Caraustar Legal Entity	Address	County
OWNED LOCATIONS

Caraustar Mill Group, Inc.	3300 Joe Jerkins Blvd. Austell, GA 30106	Cobb

Caraustar Mill Group, Inc.	3400 Joe Jerkins Blvd. Austell, GA 30106	Cobb

Caraustar Mill Group, Inc.	3500 Joe Jerkins Blvd. Austell, GA 30106	Cobb

Caraustar Mill Group, Inc.	2100 Rossville Ave. Chattanooga, TN 37408	Hamilton

Caraustar Mill Group, Inc.	5500 Wooster Road Cincinnati, OH 45226	Hamilton

Caraustar Mill Group, Inc.	873 Alexander Drive Taylors, SC 29687	Greenville

Caraustar Mill Group, Inc.	3110 Papermill Rd., Rt. #5 Sinking Springs, PA 19608	Berks

Caraustar Mill Group, Inc.	443 S Gardner Ave. Charlotte, NC 28208	Mecklenburg

Caraustar Mill Group, Inc.	111 Hull Street Richmond, VA 23224	City of Richmond

Caraustar Mill Group, Inc.	100 Industrial Avenue Rittman, OH 44270	Wayne

Caraustar Mill Group, Inc.	117 Siegel St. Tama, IA 52339	Tama

Caraustar Mill Group, Inc.	40 Chestnut Street Lafayette, IN 47905	Tippecanoe

Caraustar Mill Group, Inc.	101 Pine Street Cedartown, GA 30125	Polk

Caraustar Legal Entity	Address	County

Caraustar Mill Group, Inc.	600 Wissahickon Ave. Cedartown, GA 30125	Polk

Caraustar Mill Group, Inc.	817 East 27th Street Tacoma, WA 98421	Pierce

Sprague Paperboard, Inc.	117 Siegel St. Tama, IA 52339	Tama

Sprague Paperboard, Inc.	130 Inland Rd. Sprague, CT 06383	New London

Caraustar Custom Packaging Group, Inc.	4139 US Highway 311 Randleman, NC 27317	Randolph

Caraustar Custom Packaging Group, Inc.	528 S. Turner Ave. Charlotte, NC 28208-4259	Mecklenburg

Caraustar Custom Packaging Group, Inc.	322 W Fonville St. Burlington, NC 27217	Alamance

Caraustar Custom Packaging Group, Inc.	167 Luyben Hills Rd. Kingston Springs, TN 37082	Cheatem

Caraustar Custom Packaging Group, Inc.	600 Union Street Ashland, OH 44805	Ashland

Caraustar Custom Packaging Group, Inc.	216 Twelfth St. N.E. Strasburg, OH 44680	Tuscarwas

Caraustar Custom Packaging Group, Inc.	1375 Isaac Beal Rd. Bucyrus, OH 44820	Crawford

Caraustar Custom Packaging Group, Inc.	1850 Lemon St. York, PA 17404	York

Caraustar Custom Packaging Group, Inc.	126 Inland Road Versailles, CT 06383	New London

Caraustar Custom Packaging Group, Inc.	4226 Church Street Thorndike, MA 01079	Hamden

Caraustar Custom Packaging Group, Inc.	1957 Beverly Ave. Wyoming, MI 49509	Kent

Caraustar Custom Packaging Group, Inc.	10750 Baur Blvd. St. Louis, MO 63132	St. Louis

Caraustar Custom Packaging Group, Inc.	7777 St. Clair Ave. Mentor, OH 44060	Lake

Caraustar Custom Packaging Group, Inc.	1377 South Jason St. Denver, CO 80223	Denver

Caraustar Custom Packaging Group (Maryland), Inc.	11000 Gilroy Road Hunt Valley, MD 21031	Baltimore

Caraustar Recovered Fiber Group, Inc.	4069 Winters Chapel Rd. Doraville, GA 30360	DeKalb

Caraustar Recovered Fiber Group, Inc.	2426 Chamberlain Ave. Charlotte, NC 28208	Mecklenburg

Caraustar Recovered Fiber Group, Inc.	756 Lindsey Drive Columbus, GA 31906	Muscogee

Caraustar Recovered Fiber Group, Inc.	3400 Vega Avenue Cleveland, OH 44113	Cuyahoga

Caraustar Legal Entity	Address	County

Caraustar Recovered Fiber Group, Inc.	Highway 17, US 321 Hardeeville, SC 29927	Jasper

Caraustar Industrial & Consumer Products Group, Inc.	410 Washington Street Cantonment, FL 32533	Escambia

Caraustar Industrial & Consumer Products Group, Inc.	4201 Waco Street Texarkana, TX 77501	Bowie

Caraustar Industrial & Consumer Products Group, Inc.	932 John Hare Silsbee, TX 77656	Hardin

Caraustar Industrial & Consumer Products Group, Inc.	1151 S. Shiloh St. Linden, AL 36748	Marengo

Caraustar Industrial & Consumer Products Group, Inc.	Barge Port Ind. Ark, Comfort Rd. Palatka, FL 32177	Putnam

Caraustar Industrial & Consumer Products Group, Inc.	1800 S. Peyco Dr. Arlington, TX 76001	Tarrant

Caraustar Industrial & Consumer Products Group, Inc.	Highway 370 Cedar Springs, GA 31723	Early

Caraustar Industrial & Consumer Products Group, Inc.	612 Grantham Ave. West Monroe, LA 23181	Ouachita Parish

Caraustar Industrial & Consumer Products Group, Inc.	1379 McDow Drive Rock Hill, SC 29732	York

Caraustar Industrial & Consumer Products Group, Inc.	875 Alexander Dr. Taylors, SC 29687	Greenville

Caraustar Industrial & Consumer Products Group, Inc.	3082 Pacific Avenue Austell, GA 30106	Cobb

Caraustar Industrial & Consumer Products Group, Inc.	121 Callahan Rd. S.E. Dalton, GA 30721	Whitfield

Caraustar Industrial & Consumer Products Group, Inc.	1504 Fulton Dr. Corinth, MS 38834	Alcorn

Caraustar Industrial & Consumer Products Group, Inc.	200 Learner Lane Blairs, VA 24527	Pittsylvania

Caraustar Industrial & Consumer Products Group, Inc.	1601 Carrsville Hwy. Franklin, VA 23851	Isle of Wight

Caraustar Industrial & Consumer Products Group, Inc.	1045 Industrial Park Dr. Kernersville, NC 27284	Forsyth

Caraustar Industrial & Consumer Products Group, Inc.	460 Knox Court Minerva, OH 44657	Carroll

Caraustar Industrial & Consumer Products Group, Inc.	1301 Wheeler St. Saginaw, MI 48602-1198	Kent

Caraustar Industrial & Consumer Products Group, Inc.	1705 Highway 12 DeQuincy Industrial Park DeQuincy, LA 70633	Calcasieu Parish

Caraustar Industrial & Consumer Products Group, Inc.	199 Industrial Park Road Mountain Home, NC 28758	Henderson

Caraustar Industrial & Consumer Products Group, Inc.	100 Forrest Lane Beardstown, IL 62618	Cass

Caraustar Industrial & Consumer Products Group, Inc.	403 Texas Street Crossett, AR 71635	Ashley

Caraustar Industrial & Consumer Products Group, Inc.	702 E. Main St., State Rt. 36 St. Paris, OH 43072	Miami

Caraustar Legal Entity	Address	County

Caraustar Industrial & Consumer Products Group, Inc.	425 Collins Blvd. Orrville, OH 44667	Wayne

Caraustar Industrial & Consumer Products Group, Inc.	South Hwy 25, Lexington Rd. Georgetown, KY 40324	Scott

Caraustar Industrial & Consumer Products Group, Ltd.	86 Bison Place Moss Side Leyland Lancashire United Kingdom PR53QR

LEASED LOCATIONS

Caraustar Mill Group, Inc.	1091 Arnold Road Reading, PA 19605	Berks

Caraustar Mill Group, Inc.	2200 Decatur Street Richmond, VA 23224	City of Richmond

Caraustar Mill Group, Inc.	302 Rolling Hills Rd. Mooresville, NC 28115	Iredell

Caraustar Mill Group, Inc.	158 Rolling Hills Rd. Mooresville, NC 28115	Iredell

Caraustar Mill Group, Inc.	1401 West Ellerman Ave. Litchfield, IL 62056	Montgomery

Caraustar Mill Group, Inc.	869 St. Hwy 12 Frenchtown, NJ 08825	Hunterdon

Caraustar Mill Group, Inc.	10157 Industrial Dr. Covington, GA 30014	Newton

Caraustar Custom Packaging Group, Inc.	818 Virginia Street Ashland, OH 44805	Ashland

Caraustar Custom Packaging Group, Inc.	217 Twelfth St. N.E. Strasburg, OH 44680	Tuscarwas

Caraustar Custom Packaging Group, Inc.	43 Samworth Road Clifton, NJ 07012	Passaic

Caraustar Custom Packaging Group, Inc.	350 Allwood Road Clifton, NJ 07012	Passaic

Caraustar Custom Packaging Group, Inc.	1601 W King St. York, PA 17404	York

Caraustar Custom Packaging Group, Inc.	76 Community Ave. Plainfield, CT 06374	Windham

Caraustar Custom Packaging Group, Inc.	2624 Commerce Square Dr. Birmingham, AL 35213	Jefferson

Caraustar Custom Packaging Group, Inc.	2701 Rector Rd. Paragould, AR 72450	Greene

Caraustar Custom Packaging Group, Inc.	7800 Tyler Blvd. Mentor, OH 44060	Lake

Caraustar Custom Packaging Group, Inc.	2585 South 2570 West Salt Lake City, UT 84119	Salt Lake

Caraustar Custom Packaging Group, Inc.	11 Chapin Rd. Pine Brook, NJ 07058	Morris

Caraustar Legal Entity	Address	County

Caraustar Custom Packaging Group, Inc.	555 N Tripp Ave. Chicago, IL 60624	Cook

Caraustar Custom Packaging Group (Maryland), Inc.	12201 Long Green Pike Glen Arm, MD 21057	Baltimore

Caraustar Recovered Fiber Group, Inc.	145 Phelps Rd. Dalton, GA 30720	Whitfield

Caraustar Recovered Fiber Group, Inc.	112 S. Lelia Street Texarkana, TX 75501-7451	Bowie

Caraustar Industrial & Consumer Products Group, Inc.	2031 Carolina Place Fort Mill, SC 29708	York

Caraustar Industrial & Consumer Products Group, Inc.	601 E. 2nd Street Amarillo, TX 79101	Potter-Randall

Caraustar Industrial & Consumer Products Group, Inc.	100 Industrial Drive McGehee, AR 71654	Desha

Caraustar Industrial & Consumer Products Group, Inc.	1820 Olde Homestead Lane Lancaster, PA 17605	Lancaster

Caraustar Industrial & Consumer Products Group, Inc.	2585 South 2570 West Salt Lake City, UT 84119	Salt Lake

Caraustar Industrial & Consumer Products Group, Inc.	22 North 47th Ave., Suite One Phoenix, AZ 85043	Maricopa

Caraustar Industrial & Consumer Products Group, Inc.	310 Industrial Parkway West Point, VA 23181	King William

Caraustar Industrial & Consumer Products Group, Inc.	1485 Plaza South Dr. Kernersville, NC 27284	Forsyth

Caraustar Industrial & Consumer Products Group, Inc.	902 E. 11th St. Tacoma, WA 98421	Pierce

Caraustar Industrial & Consumer Products Group, Inc.	Ampoint Industrial Park 715 Fifth St. Perrysburg, OH 43551	Wood

Caraustar Industrial & Consumer Products Group, Inc.	780 Keezletown Rd., Suite 108 Wyers Cave, VA 24486	Augusta

Caraustar Industrial & Consumer Products Group, Inc.	901 Wheeler St. Saginaw, MI 48602-1198	Kent

Caraustar Industrial & Consumer Products Group, Inc.	2055 Refugee Road Columbus, OH 43207	Franklin

Caraustar Industrial & Consumer Products Group, Inc.	1514c West Franklin St. Lufkin, TX 75904	Angelina

Caraustar Industrial & Consumer Products Group, Inc.	840A Eubanks Dr. Vacaville, CA 95687	Solano

Caraustar Industrial & Consumer Products Group, Inc.	112 Lakepoint Industrial Rd. Eufaula, AL 36027	Babour

Caraustar Industrial & Consumer Products Group, Inc.	4935 Starr Ave. SE Grand Rapids, MI 49509	Kent

Caraustar Industrial & Consumer Products Group, Inc.	9096 Railwood, Suite B Houston, TX 77078	Harris

Caraustar Industrial & Consumer Products Group, Inc.	1581 16th Street Circle Mobile, AL 36615-1281	Mobile

Caraustar Legal Entity	Address	County

Caraustar Industrial & Consumer Products Group, Inc.	115 Quail Ridge Road Franklin, KY 42134	Simpson

Caraustar Industrial & Consumer Products Group, Inc.	1601 Tionia Road New Smyrna Beach, FL 32168	Volusia

Caraustar Industrial & Consumer Products Group, Inc.	455 Clems Way Stevens Point, WI 54481	Portage

THIRD PARTY WAREHOUSE

Caraustar Mill Group, Inc.	1000 Wolfe Avenue Freemont, OH 43420	Hall

Caraustar Mill Group, Inc.	7725 South Quincy Willow Brook, IL 60521	Sims

Caraustar Mill Group, Inc.	1245 Montgomery Drive Meridian, MS 39305	Page

Caraustar Mill Group, Inc.	100 Thomas Street Lawrenceburg, TN 38464	Lawrence

Caraustar Mill Group, Inc.	805 Uniek Drive Waunakee, WI 53597	Dane

Caraustar Mill Group, Inc.	3601 Sagmore Pkwy. N Lafayette, IN 47905	Tippecanoe

Caraustar Mill Group, Inc.	100 Thomas St. Lawrenceburg, TN 38464	Lawrence

Caraustar Mill Group, Inc.	2211 Lithonia Ind. Blvd. Lithonia, GA 30058	DeKalb

Sprague Paperboard, Inc.	135 S. Lasalle Chicago, IL 60674	Cook

Sprague Paperboard, Inc.	802 N. 23rd St. Wilmington, NC 28405	New Hanover

Sprague Paperboard, Inc.	6 Thorndale Circle Darien, CT 06820	Fairfield

Sprague Paperboard, Inc.	200 Orleans St. Richmond, VA 23231	Henrico

Sprague Paperboard, Inc.	3900 Spring Gardent St. Greensboro, NC 27407	Guilford

Sprague Paperboard, Inc.	350 Holt Rd. N. Andover, MA 01845	Essex

Sprague Paperboard, Inc.	82 West Clark St. West Haven, CT 06516	New Haven

Sprague Paperboard, Inc.	820 Gana Court Mississauga, Ontario Canada L5S1N9

Sprague Paperboard, Inc.	62 Davis Drive Bellwood, IL 60104	Cook

Caraustar Custom Packaging Group, Inc.	1519 Tower St. St. Louis, MO 63106	St. Louis City

Caraustar Custom Packaging Group, Inc.	4001 Salt Works Rd. Medina, NY 14103	Orleans

Caraustar Legal Entity	Address	County

Caraustar Custom Packaging Group, Inc.	1501 S. Burlington Hasteings, NE 68902	Adams

Caraustar Custom Packaging Group, Inc.	1519 Tower Grove St Louis, MO 63110	St Louis

Caraustar Custom Packaging Group, Inc.	1519 Tower Grove St. Louis, MO 63110	St. Louis City

Caraustar Custom Packaging Group, Inc.	429 Division Ave. Wayland, MI 49348	Kent

Caraustar Custom Packaging Group, Inc.	G-6434 S. Dort Hwy., Suite 11 Grand Blanc, MI 48439	Genesse

Caraustar Custom Packaging Group, Inc.	245 15th Street South St. James, MN 56081	Watonwan

Caraustar Custom Packaging Group, Inc.	4350 West Ohio Chicago, IL 60624	Cook

Caraustar Custom Packaging Group, Inc.	25 Access Way Bloomington, IL 61704	McLean

Caraustar Custom Packaging Group, Inc.	2701 Rector Rd Paragould, AR 72450	Greene

Caraustar Custom Packaging Group (Maryland), Inc.	7825 Rappahannock Ave. Jessup, MD 20794	Howard

Caraustar Industrial & Consumer Products Group, Inc.	PO Box 16202 Little Rock, AK 72231	Pulaski

Caraustar Industrial & Consumer Products Group, Inc.	15301 W. 110 St. Lanexa, KS 66219	Johnson

Caraustar Industrial & Consumer Products Group, Inc.	1701 Hollywood Rd. Amarillo, TX 79190	Potter-Randall

Caraustar Industrial & Consumer Products Group, Inc.	101 Slater Rd. Slater, SC 29683	Greenville

Caraustar Industrial & Consumer Products Group, Inc.	PO Box 191 Columbus, MS 39701	Lowndes

Caraustar Industrial & Consumer Products Group, Inc.	PO Box 272 Alexander City, AL 35010	Tallapoosa

Caraustar Industrial & Consumer Products Group, Inc.	17854 Chesterfield Airport Rd. Chesterfield, MO 63005	St. Louis

Caraustar Industrial & Consumer Products Group, Inc.	2662 Fisher Rd. Columbus, OH 43204	Franklin

Caraustar Industrial & Consumer Products Group, Inc.	1001 Chamber Ave. Jeanette, PA 15644	Westmorland

Caraustar Industrial & Consumer Products Group, Inc.	Thousand Oaks Blvd. PO Box 470 Morgantown, PA 19453	Berks

Caraustar Industrial & Consumer Products Group, Inc.	252 Depot Rd. Milford, CT 06460	New Haven

Caraustar Industrial & Consumer Products Group, Inc.	3007 Harding Hwy. Marion, OH 43302	Marion

Caraustar Industrial & Consumer Products Group, Inc.	3007 Harding Hwy. Marion, OH 43302	Marion

Caraustar Industrial & Consumer Products Group, Inc.	810 IH10 South	Jefferson

Caraustar Legal Entity	Address	County
Beaumont, TX 77707

Caraustar Industrial & Consumer Products Group, Inc.	215 Bridge Street Minerva, OH 44657	Carroll

Caraustar Industrial & Consumer Products Group, Inc.	4012 West Turney 12D Phoenix, AZ 85019	Maricopa

Caraustar Industrial & Consumer Products Group, Inc.	5150 Colorado Blvd. Denver, CO 80216	Denver

Caraustar Industrial & Consumer Products Group, Inc.	2460 Frisco Ave. Memphis, TN 38114	Shelby

Caraustar Industrial & Consumer Products Group, Inc.	300 S Mitchell Court Addison, IL 60101	DuPage

LOCATIONS CLOSED WITHIN THE LAST FIVE YEARS
OWNED LOCATIONS

A Caraustar Mill Group, Inc.	470 Ohio Street Lockport, NY 14094	Niagara

B Caraustar Custom Packaging Group, Inc.	3900 Comanche Drive Archdale, NC 27263	Randolph

C Caraustar Custom Packaging Group (Maryland), Inc.	1001 East Fort Avenue Baltimore, MD 21230	Baltimore City

E Caraustar Industrial & Consumer Products Group, Inc.	600 Wissahickon Ave Cedartown, GA 30125	Polk

A Caraustar Industrial & Consumer Products Group, Inc.	300 Alton Box Road West Jacksonville, FL 32218	Duval

A Caraustar Industrial & Consumer Products Group, Inc.	400 N. American St. Philadelphia, PA 19140	Bucks

C Camden Paperboard Corporation	267 Jefferson Ave. Camden, NJ 08014	Camden

D Chicago Paperboard Corporation	900 N. Ogden Ave. Chicago, IL 60622	Cook

A Halifax Paper Board Company, Inc.	440 Hwy. 48 North Roanoke Rapids, NC 27870	Halifax

LEASED LOCATIONS

E Caraustar Mill Group, Inc.	107 Tom Starling Rd. Fayetteville, NC 28306	Cumberland

D Caraustar Custom Packaging Group, Inc.	825 West 2500 South Salt Lake City, UT 84119	Salt Lake

E Caraustar Industrial & Consumer Products Group, Inc.	2429 East Holland Ave Saginaw, MI 48601	Kent

NOTES:

A	This location was recently closed, but it currently contains inventory.
B	This is a Caraustar location which contained inventory in the past five years, but the facility and all equipment was sold in 2002.
C	This location contained inventory in the past five years, but was closed in 2000 and no longer contains inventory.
D	This location contained inventory in the past five years, but was closed in 2001 and no longer contains inventory.

E	This location was recently closed and no longer contains inventory.

D. & E. Locations of all other places of business, including locations of leased facilities and name of lessor/sublessor

Owned Real Property:

Caraustar Legal Entity	Address

Caraustar Mill Group, Inc.	3300 Joe Jerkins Blvd. Austell, GA 30106

Caraustar Mill Group, Inc.	3400 Joe Jerkins Blvd. Austell, GA 30106

Caraustar Mill Group, Inc.	3500 Joe Jerkins Blvd. Austell, GA 30106

Caraustar Mill Group, Inc.	2100 Rossville Ave. Chattanooga, TN 37408

Caraustar Mill Group, Inc.	5500 Wooster Road Cincinnati, OH 45226

Caraustar Mill Group, Inc.	873 Alexander Drive Taylors, SC 29687

Caraustar Mill Group, Inc.	3110 Papermill Rd Rt. #5 Sinking Springs, PA 19608

Caraustar Mill Group, Inc.	443 S Gardner Ave. Charlotte, NC 28208

Caraustar Mill Group, Inc.	111 Hull Street Richmond, VA 23224

Caraustar Mill Group, Inc.	17 East 2nd Street Richmond, VA 23224

Caraustar Mill Group, Inc.	200-220 Hull Street Richmond, VA 23224

Caraustar Mill Group, Inc.	100 Industrial Avenue Rittman, OH 44270

Caraustar Mill Group, Inc.	117 Siegel St. Tama, IA 52339

Caraustar Mill Group, Inc.	40 Chestnut Street Lafayette, IN 47905

Caraustar Mill Group, Inc.	101 Pine Street Cedartown, GA 30125

Caraustar Mill Group, Inc.	600 Wissahickon Ave. Cedartown, GA 30125

Caraustar Mill Group, Inc.	817 East 27th Street Tacoma, WA 98421

Caraustar Mill Group, Inc.	470 Ohio Street Lockport, NY 14094

Sprague Paperboard, Inc.	130 Inland Rd. Sprague, CT 06383

Caraustar Legal Entity	Address

Caraustar Custom Packaging Group, Inc.	4139 US Highway 311 Randleman. NC 27317

Caraustar Custom Packaging Group, Inc.	528 S. Turner Ave. Charlotte, NC 28208-4259

Caraustar Custom Packaging Group, Inc.	322 W Fonville St. Burlington, NC 27217

Caraustar Custom Packaging Group, Inc.	167 Luyben Hills Rd Kingston Springs, TN 37082

Caraustar Custom Packaging Group, Inc.	600 Union Street Ashland, OH 44805

Caraustar Custom Packaging Group, Inc.	216 Twelfth St. N.E. Strasburg, OH 44680

Caraustar Custom Packaging Group, Inc.	1375 Isaac Beal Rd. Bucyrus, OH 44820

Caraustar Custom Packaging Group, Inc.	1850 Lemon St. York, PA 17404

Caraustar Custom Packaging Group, Inc.	126 Inland Road Versailles, CT 06383

Caraustar Custom Packaging Group, Inc.	4226 Church Street Thorndike, MA 01079

Caraustar Custom Packaging Group, Inc.	1957 Beverly Ave. Wyoming, MI 49509

Caraustar Custom Packaging Group, Inc.	10750 Baur Blvd. St. Louis, MO 63132

Caraustar Custom Packaging Group, Inc.	7777 St. Clair Ave. Mentor, OH 44060

Caraustar Custom Packaging Group, Inc.	1377 South Jason St. Denver, CO 80223

Caraustar Custom Packaging Group (Maryland), Inc.	11000 Gilroy Road Hunt Valley, MD 21031

Caraustar Custom Packaging Group (Maryland), Inc.	1001 East Fort Avenue Baltimore, MD 21230

Caraustar Recovered Fiber Group, Inc.	4069 Winters Chapel Rd. Doraville, GA 30360

Caraustar Recovered Fiber Group, Inc.	2426 Chamberlain Ave. Charlotte, NC 28208

Caraustar Recovered Fiber Group, Inc.	756 Lindsey Drive Columbus, GA 31906

Caraustar Recovered Fiber Group, Inc.	3400 Vega Avenue Cleveland, OH 44113

Caraustar Recovered Fiber Group, Inc.	Highway 17, US 321 Hardeeville, SC 29927

Caraustar Legal Entity	Address
Caraustar Industrial & Consumer Products Group, Inc.	410 Washington Street Cantonment, FL 32533

Caraustar Industrial & Consumer Products Group, Inc.	4201 Waco Street Texarkana, TX 77501

Caraustar Industrial & Consumer Products Group, Inc.	932 John Hare Silsbee, TX 77656

Caraustar Industrial & Consumer Products Group, Inc.	1151 S. Shiloh St. Linden, AL 36748

Caraustar Industrial & Consumer Products Group, Inc.	Barge Port Ind. Ark, Comfort Rd. Palatka, FL 32177

Caraustar Industrial & Consumer Products Group, Inc.	1800 S. Peyco Dr. Arlington, TX 76001

Caraustar Industrial & Consumer Products Group, Inc.	Highway 370 Cedar Springs, GA 31723

Caraustar Industrial & Consumer Products Group, Inc.	612 Grantham Ave. West Monroe, LA 23181

Caraustar Industrial & Consumer Products Group, Inc.	1379 McDow Drive Rock Hill, SC 29732

Caraustar Industrial & Consumer Products Group, Inc.	875 Alexander Dr. Taylors, SC 29687

Caraustar Industrial & Consumer Products Group, Inc.	3082 Pacific Avenue Austell, GA 30106

Caraustar Industrial & Consumer Products Group, Inc.	121 Callahan Rd. S.E. Dalton, GA 30721

Caraustar Industrial & Consumer Products Group, Inc.	1504 Fulton Dr. Corinth, MS 38834

Caraustar Industrial & Consumer Products Group, Inc.	200 Learner Lane Blairs, VA 24527

Caraustar Industrial & Consumer Products Group, Inc.	1601 Carrsville Hwy. Franklin, VA 23851

Caraustar Industrial & Consumer Products Group, Inc.	1045 Industrial Park Dr. Kernersville, NC 27284

Caraustar Industrial & Consumer Products Group, Inc.	460 Knox Court Minerva, OH 44657

Caraustar Industrial & Consumer Products Group, Inc.	1301 Wheeler St. Saginaw, MI 48602-1198

Caraustar Industrial & Consumer Products Group, Inc.	1705 Highway 12 DeQunincy Industrial Park Dequincy, LA 70633

Caraustar Industrial & Consumer Products Group, Inc.	199 Industrial Park Road Mountain Home, NC 28758

Caraustar Industrial & Consumer Products Group, Inc.	300 Alton Box Road West Jacksonville, FL 32218

Caraustar Industrial & Consumer Products Group, Inc.	400 N. American St. Philadelphia, PA 19140

Caraustar Industrial & Consumer Products Group, Inc.	100 Forrest Lane Beardstown, IL 62618

Caraustar Legal Entity	Address
Caraustar Industrial & Consumer Products Group, Inc.	403 Texas Street Crossett, AR 71635

Caraustar Industrial & Consumer Products Group, Inc.	702 E. Main St. State Rt. 36 St. Paris, OH 43072

Caraustar Industrial & Consumer Products Group, Inc.	425 Collins Blvd. Orrville, OH 44667

Caraustar Industrial & Consumer Products Group, Inc.	South Hwy 25, Lexington Rd. Georgetown, KY 40324

Caraustar Industrial & Consumer Products Group, Inc.	600 Wissahickon Ave Cedartown, GA 30125

Camden Paperboard Corporation	267 Jefferson Ave. Camden, NJ 08014

Chicago Paperboard Corporation	900 N. Ogden Ave. Chicago, IL 60622

Halifax Paper Board Company, Inc.	440 Hwy. 48 North Roanoke Rapids, NC 27870

Leased Real Property

Caraustar Legal Entity	Address	Landlord Name and Address
Caraustar Mill Group, Inc.	1091 Arnold Road Reading, PA 19605	Richard Landis 1091 Arnold Rd. Reading, PA 19605

Caraustar Mill Group, Inc.	2200 Decatur Street Richmond, VA 23224	Keck Realty, Inc 1100 Jeff Davis Hwy. Richmond, Va 23224

Caraustar Mill Group, Inc.	302 Rolling Hills Rd. Mooresville, NC 28115	Richard W. Howard 110 Ventana Court Mooresville, NC 28115

Caraustar Mill Group, Inc.	158 Rolling Hills Rd. Mooresville, NC 28115	Richard W. Howard 110 Ventana Court Mooresville, NC 28115

Caraustar Mill Group, Inc.	107 Tom Starling Rd. Fayetteville, NC 28306	AF Carolina 301 North Rock Road Wichita, KS 67206-2254

Caraustar Mill Group, Inc.	1401 West Ellerman Ave. Litchfield, IL 62056	Litchfield Bank and Trust 401 N. Madison Litchfield, IL 62056

Caraustar Mill Group, Inc.	869 St. Hwy 12 Frenchtown, NJ 08825	Anthony DeSapio P.O. Box 54 Babtistown, NJ 08803

Caraustar Mill Group, Inc.	10157 Industrial Dr. Covington, GA 30014	Capes Property Management 9157 Hazelbrand Road Covington, GA 30209

Caraustar Custom Packaging Group, Inc.	818 Virginia Street Ashland, OH 44805	L. Evelyn Younkin, Individually and as Executrix of the Estate Thomas Younkin L. Evelyn Younkin 1748 County Road 1095 Ashland, Ohio 44805

Caraustar Custom Packaging Group, Inc.	217 Twelfth St. N.E. Strasburg, OH 44680	Oakes Management 3775 Wales Ave. N.W. Massillon, OH 44646

Caraustar Custom Packaging Group, Inc.	43 Samworth Road Clifton, NJ 07012	Gen Pack Limited Partnership 928 West State Street Trenton, NJ 08618

Caraustar Custom Packaging Group, Inc.	350 Allwood Road Clifton, NJ 07012	New Utrecht Properties L.P. c/o William B. Blumenthal 300 Mercer Street, Apt. 27E New York, NY 10003-6741

Caraustar Custom Packaging Group, Inc.	1601 W King St. York, PA 17404	Space Leasing, Inc. John Buchart 2331 East Market Street York, PA 17404

Caraustar Custom Packaging Group, Inc.	76 Community Ave. Plainfield, CT 06374	CT Yankee Community Ave Association P O Box 61 76 Community Ave. Plainfield, CT 06374

Caraustar Custom Packaging Group, Inc.	2624 Commerce Square Dr. Birmingham, AL 35213	Eason, Graham & Sandner 2101 Highland Ave., Ste. 700 Birmingham, AL 35205

Caraustar Custom Packaging Group, Inc.	2701 Rector Rd. Paragould, AR 72450	GKI Investment Partnership, LLP dba Cornhusker Distribution Services Diane Mills CFO GKI Investment 10203 South 152nd Street Omaha, NE 68138

Caraustar Custom Packaging Group, Inc.	7800 Tyler Blvd. Mentor, OH 44060	Handl-it, Inc. Kimberly Peters Sales Mngr. 26200 Richmond Rd. Bedford Heights, OH 44146-1440

Caraustar Custom Packaging Group, Inc.	11 Chapin Rd. Pine Brook, NJ 07058	Albert Frassetto Ent Albert Frassetto 2 Parkway and Rt. 17 South Upper Saddle River, NJ 07458

Caraustar Custom Packaging Group, Inc.	555 N Tripp Ave. Chicago, IL 60624	Crane Tripp Partners Bruce Crane 555 North Tripp Ave. Chicago, IL 60624

Caraustar Custom Packaging Group, Inc.	825 West 2500 South Salt Lake City, UT 84119	D T Johnson 3276 So. 3690 W. West Valley City, UT 84120

Caraustar Custom Packaging Group (Maryland), Inc.	12201 Long Green Pike Glen Arm, MD 21057	Schneider Properties, LLC Thomas Schneider 12201 Long Green Pike Glen Arm, MD 21057

Caraustar Recovered Fiber Group, Inc.	145 Phelps Rd. Dalton, GA 30720	T&T Enterprises P.O. Box 3335 Asheville, NC 28802

Caraustar Recovered Fiber Group, Inc.	112 S. Lelia Street Texarkana, TX 75501-7451	Commercial Moving & Storage 3800 Picoma Drive Texarkana, TX 75501-9545

Caraustar Industrial & Consumer Products Group, Inc.	2031 Carolina Place Fort Mill, SC 29708	Carolina Commerce Investors % The Tuttle Company 448 Lakeshore Parkway Rock Hill, SC 29730

Caraustar Industrial & Consumer Products Group, Inc.	601 E. 2nd Street Amarillo, TX 79101	Johnson Street LTD Attn: Jim Austin PO Box 2888 Amarillo, TX 79105

Caraustar Industrial & Consumer Products Group, Inc.	100 Industrial Drive McGehee, AR 71654	City of McGehee PO Box 612 McGehee, AR 71654

Caraustar Industrial & Consumer Products Group, Inc.	1820 Olde Homestead Lane Lancaster, PA 17605	High Assoc. LTD PO Box 64047 Baltimore, MD 21264

Caraustar Industrial & Consumer Products Group, Inc.	2585 South 2570 West Salt Lake City, UT 84119	Jeralynn T. Winder 299 S. Main St., 7th Floor Attn: Larry Haggerty Salt Lake City, UT 84111

Caraustar Industrial & Consumer Products Group, Inc.	22 North 47th Ave, Suite One Phoenix, AZ 85043	Ontario Associates 18231 Irvine Blvd. Tustin, CA 92780

Caraustar Industrial & Consumer Products Group, Inc.	310 Industrial Parkway West Point, VA 23181	Town of West Point, VA PO Box 152 West Point, VA 23181

Caraustar Industrial & Consumer Products Group, Inc.	1485 Plaza South Dr. Kernersville, NC 27284	Summer Investments Steve Summer 639 Hoy Ling Rd. Winston Salem, NC 27107

Caraustar Industrial & Consumer Products Group, Inc.	902 E. 11th St. Tacoma, WA 98421	Paccess, Inc 650 NE Holladay St. Portland, OR 97232

Caraustar Industrial & Consumer Products Group, Inc.	Ampoint Industrial Park 715 Fifth St. Perrysburg, OH 43551	Ampoint, Inc. PO Box 9040 Toledo, OH 43697

Caraustar Industrial & Consumer Products Group, Inc.	780 Keezletown Rd. Suite 108 Wyers Cave, VA 24486	Shen Valley LLC Attn: Manager PO Box 36 Weyers Cave, VA 24486

Caraustar Industrial & Consumer Products Group, Inc.	901 Wheeler St. Saginaw, MI 48602-1198	Bierlein Properties 2000 Bay City Rd. Midland, MI 48642

Caraustar Industrial & Consumer Products Group, Inc.	2055 Refugee Road Columbus, OH 43207	Ohio Equities 605 South Front St. Suite 200 Columbus, OH 43207

Caraustar Industrial & Consumer Products Group, Inc.	1514c West Franklin St. Lufkin, TX 75904	Perry Brothers, Inc. PO Box 28 Lufkin, TX 75902

Caraustar Industrial & Consumer Products Group, Inc.	840A Eubanks Dr. Vacaville, CA 95687	Garavemta Properties PO Box 5397 Concord, CA 94524

Caraustar Industrial & Consumer Products Group, Inc.	112 Lakepoint Industrial Rd. Eufaula, AL 36027	City of Eufaula PO Box 219 Eufaula, AL 36072

Caraustar Industrial & Consumer Products Group, Inc.	4935 Starr Ave. SE Grand Rapids, MI 49509	Rogue LLC 171 Monroe Ave. NCB Mail Code k-c17-2b Grand Rapids, MI 49504

Caraustar Industrial & Consumer Products Group, Inc.	9096 Railwood, Suite B Houston, TX 77078	AN WRI Partnership, Ltd. PO Box 924133 Houston, TX 77292

Caraustar Industrial & Consumer Products Group, Inc.	1581 16th Street Circle Mobile, AL 36615-1281	Mobile Airport Authority 1 Brookley Complex 1891 9th St. Mobile, AL 36615

Caraustar Industrial & Consumer Products Group, Inc.	115 Quail Ridge Road Franklin, KY 42134	Brad M & Susan B. Kelly Kent Kelley—Kelley Storage 2718 Uhls Rd. Franklin, KY 42134

Caraustar Industrial & Consumer Products Group, Inc.	1601 Tionia Road New Smyrna Beach, FL 32168	General Electric 16325 North Cross Dr. Huntersville, NC 28078

Caraustar Industrial & Consumer Products Group, Inc.	455 Clems Way Stevens Point, WI 54481	William J. Bayba 5424 Hwy 10E, Suite A Stevens Point, WI 54481

SCHEDULE II

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SECURITY AGREEMENT

JURISDICTION OF ORGANIZATION

EXACT LEGAL NAME; ADDRESS OF CHIEF EXECUTIVE OFFICE	JURISDICTION OF FORMATION and ORGANIZATIONAL ID #	TYPE OF ENTITY
Caraustar Industries, Inc. 3100 Joe Jerkins Boulevard Austell, GA 30106	North Carolina ID # 0021912	Corporation

Austell Holding Company, LLC 3100 Joe Jerkins Boulevard Austell, GA 30106-3227	Georgia ID # 0054571	Limited liability company

Camden Paperboard Corporation 3100 Joe Jerkins Boulevard Austell, GA 30106	New Jersey ID # 0100383033	Corporation

Caraustar, G.P. 3100 Joe Jerkins Boulevard Austell, GA 30106	South Carolina No ID #	General partnership

Caraustar Custom Packaging Group, Inc. 3100 Joe Jerkins Boulevard Austell, GA 30106-3227	Delaware ID # 3042730	Corporation

Caraustar Custom Packaging Group (Maryland), Inc. 3100 Joe Jerkins Boulevard Austell, GA 30106-3227	Maryland ID # D00059279	Corporation

Caraustar Industrial and Consumer Products Group, Inc. 2031 Carolina Place Fort Mill, SC 29708	Delaware ID # 2244600	Corporation

Caraustar Mill Group, Inc. 3100 Joe Jerkins Boulevard Austell, GA 30106-3227	Ohio ID # 946550	Corporation

Caraustar Recovered Fiber Group, Inc. 531 Roselane Street, NW Suite 650 Marietta, GA 30060	Delaware ID # 3137391	Corporation

Chicago Paperboard Corporation 3100 Joe Jerkins Boulevard Austell, GA 30106-3227	Illinois ID # 53545262	Corporation

EXACT LEGAL NAME; ADDRESS OF CHIEF EXECUTIVE OFFICE	JURISDICTION OF FORMATION and ORGANIZATIONAL ID #	TYPE OF ENTITY
CICPG, LLC 2031 Carolina Place Ft. Mill, SC 29708	North Carolina ID # 0651469	Limited liability company

Federal Transport, Inc. 2031 Carolina Place Fort Mill, SC 29708	Ohio ID # 576994	Corporation

Gypsum MGC, Inc. 3100 Joe Jerkins Boulevard Austell, GA 30106	Delaware ID # 3321727	Corporation

Halifax Paper Board Company, Inc. 3100 Joe Jerkins Boulevard Austell, GA 30106	North Carolina ID # 0492479	Corporation

McQueeney Gypsum Company 3100 Joe Jerkins Boulevard Austell, GA 30106	Delaware ID # 2835132	Corporation

McQueeny Gypsum Company, LLC 3100 Joe Jerkins Boulevard Austell, GA 30106	Delaware ID # 3326451	Limited liability company

Paradigm Chemical & Consulting, LLC 3100 Joe Jerkins Boulevard Austell, GA 30106	Georgia ID # 0312321	Limited liability company

PBL Inc. 3100 Joe Jerkins Boulevard Austell, GA 30106	Delaware ID # 3036297	Corporation

RECCMG, LLC 3100 Joe Jerkins Boulevard Austell, GA 30106	Georgia ID # 0257747	Limited liability company

Sprague Paperboard, Inc. 3100 Joe Jerkins Boulevard Austell, GA 30106	Connecticut ID # 0615047	Corporation

SCHEDULE III

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SECURITY AGREEMENT

PATENTS, TRADEMARKS AND COPYRIGHTS

Patents:

Record Owner	Title	Country	Patent No.
Caraustar Industries, Inc.	Winding Core Having Integral Entangling Mechanism	US	5,857,641

Caraustar Industries, Inc.	Protective Containerboard	US	4,711,702

Caraustar Industries, Inc.	Conductive Paper and Method	US	4,606,790

Caraustar Industries, Inc.	Form for Producing Concrete Columns with Recessed Rings	US	6,270,052

Caraustar Industries, Inc.	Commodity Partition	US	5,222,659

Caraustar Industries, Inc.	Flip-top reclosable carton with positive closure arrangement	US	5,154,343

Caraustar Industries, Inc.	Carton and liner tear-tape assembly	US	5,236,123

Caraustar Industries, Inc.	Flip-top reclosable carton and liner assembly	US	5,265,799

Caraustar Industries, Inc.	Flip-top reclosable carton with positive closure arrangement	US	5,314,114

Caraustar Industries, Inc.	Paperboard Carton-liner assembly with balancing means	US	5,439,133

Caraustar Industries, Inc.	Flip-top reclosable carton with positive closure arrangement	US	5,515,996

Caraustar Industries, Inc.	Reclosable container with press-bonded collar	US	5,551,938

Caraustar Industries, Inc.	Paperboard dispenser having separately formed drawer	US	5,458,272

Caraustar Industries, Inc.	Flip-top reclosable carton and method of making the same	US	5,505,374

Caraustar Industries, Inc.	Tray-lid assembly	US	5,516,035

Caraustar Industries, Inc.	Paperboard container with integral paperboard spout	US	5,531,376

Caraustar Industries, Inc.	Nestable blank for forming a side-filled, flip-top reclosable carton	US	5,743,462

Caraustar Industries, Inc.	Flip-top reclosable carton and blank for making the same	US	5,673,849

Caraustar Industries, Inc.	Two-piece, crash-botom basket carrier	US	5,680,930

Caraustar Industries, Inc.	Flip-top reclosable carton with reduced weight liner	US	5,775,576

Caraustar Industries, Inc.	Shaker pour spout dispenser	US	5,746,370

Caraustar Industries, Inc.	Non-directional paperboard spout pour spout	US	5,810,250

Caraustar Industries, Inc.	Flip-top reclosable container with integrally formed collar	US	5,875,963

Record Owner	Title	Country	Patent No.
Caraustar Industries, Inc.	Non-directional paperboard pour spout	US	5,875,961

Caraustar Industries, Inc.	Collapsible paperboard carton	US	5,725,144

Caraustar Industries, Inc.	Child resistant Paperboard carton	US	5,660,325

Caraustar Industries, Inc.	Controlled release insect repellent devise	US	5,688,509

Caraustar Industries, Inc.	Food package for use in a microwave oven	US	34,829

Caraustar Industries, Inc.	Two-Piece Paperboard Container with Pour Spout	US	5,893,513

Caraustar Industries, Inc.	Forward-tilting Display Container with Fold-out Doors	US	5,899,324

Caraustar Industries, Inc.	Flip-top Carton with Integral Partial Collar	US	5,911,359

Caraustar Industries, Inc.	Paperboard container with integral paperboard spout	Canada	2169488

Caraustar Industries, Inc.	Winding Core Having Integral Entangling Mechanism	European Patent Designated States: Germany, France, United Kindgom	988247

Caraustar Industries, Inc.	Conductive Paper and Method	Mexico	159,587

Caraustar Industries, Inc.	Commodity Partition	Colombia	24878

Caraustar Industrial and Consumer Products Group, Inc.	Method of Forming Damped Drive Shafts	US	6,370,756

Caraustar Industrial and Consumer Products Group, Inc.	Expandable Drive Shaft Damper and Method of Forming	US	5,868,627

Caraustar Industrial and Consumer Products Group, Inc.	Drive Shaft Damper	US	5,976,021

Caraustar Industrial and Consumer Products Group, Inc.	Drive Shaft Damper	US	4,909,361

Caraustar Industrial and Consumer Products Group, Inc.	Vibration Damping Shaft Liner	US	5,924,531

Caraustar Industrial and Consumer Products Group, Inc.	Method of Forming Damped Drive Shafts	US	6,370,756

Caraustar Industrial and Consumer Products Group, Inc.	Combination Container End Closure and Plunger for a Dispensing Container	Great Britain Design Patent	1056359

Caraustar Industrial and Consumer Products Group, Inc.	Combination Container End Closure and Plunger for a Dispensing Container	Hong Kong Design Patent	9800058.9

Caraustar Industrial and Consumer Products Group, Inc.	Combination Container End Closure and Plunger for a Dispensing Container	Australia Design Patent	105465

Caraustar Industrial and Consumer Products Group, Inc.	Diffusing End Closure for a Dispensing Container	Great Britain Design Patent	1056360

Record Owner	Title	Country	Patent No.
Caraustar Industrial and Consumer Products Group, Inc.	Diffusing End Closure for a Dispensing Container	Hong Kong Design Patent	9800059.1

Caraustar Industrial and Consumer Products Group, Inc.	Diffusing End Closure for a Dispensing Container	Australia Design Patent	105466

Caraustar Custom Packaging, Inc.	Partial Web in Tray Corners	US	6,505,769

Arrow Paper Products Company *	Deformable Plug for Use with Reduced Diameter End Shafts	US	6,428,017

Chesapeake Fiber Packaging Corporation **	Garment Hanger Shoulder Guard	US	5,139,184

Chesapeake Fiber Packaging Corporation **	Garment Hanger Shoulder Guard and Blank Therefor	US	4,988,022

Star Paper Tube, Inc. ***	Tube Forming Apparatus and Method	US	4,854,991

*	This patent was acquired as part of the acquisition of Arrow Paper Products Company. Arrow Paper Products Company merged into Caraustar Industrial and Consumer Products Group, Inc. Evidence of this merger has not been filed with the U. S. Patent and Trademark Office (the “PTO”).
**	Chesapeake Fiber Packaging Corporation changed its name to Caraustar Custom Packaging Group (Maryland), Inc., which then merged into Chesapeake Paperboard Company, which then change its name to Caraustar Custom Packaging Group (Maryland), Inc. Evidence of these transactions has not been filed with the PTO.
***	Star Paper Tube, Inc. merged into Caraustar Industrial and Consumer Products Group, Inc. Evidence of this merger has not been filed with the PTO.

Patent Applications:

Record Owner	Title	Country	Applicatin Serial No.	Filing Date
Caraustar Industries, Inc.	Commodity Partition	Canada	2,092,162	03-22-1993

Note:

Caraustar Industries, Inc. believes that it has acquired the rights to U.S. Patent Application Serial No. 09/776,983 titled Pharmaceutical Container Having Signaling Means and Associated Method of Use filed February 5, 2001 as part of the dissolution of Data-Rich, LLC. Caraustar is assessing the value of this patent application to determine whether to pursue the requisite assignment from the inventors.

Trademarks

Record Owner	Mark	Country	Status /Reg. No.
Caraustar Industries, Inc.	KRAFTONE®	US	Reg. No. 2,482,325

Caraustar Industries, Inc.	ECONOPOUR®	US	Reg. No. 2,082,467

Caraustar Industries, Inc.	REPELKOTE®	US	Reg. No. 2,402,429

Caraustar Industries, Inc.	WHITONE®	US	Reg. No. 2,569,625

Caraustar Industries, Inc.	INVERTOP®	US	Reg. No. 2,674,866

Caraustar Industries, Inc.	INVERFREEZ®	US	Reg. No. 2,674,865

Caraustar Industries, Inc.	BLISTONE®	US	Reg. No. 2,677,688

Caraustar Industries, Inc.	CARA M™	US	Reg. No. 2,713,125

Caraustar Industries, Inc.	STATONE®	US	Reg. No. 2,677,633

Caraustar Industries, Inc.	Q-SMOOTH®	US	Reg. No. 2,119,723

Caraustar Industries, Inc.	A-PAK®	US	Reg. No. 2,173,974

Caraustar Industries, Inc.	PROTECH®	US	Reg. No. 1,440,580

Caraustar Industries, Inc.	Q STACK®	US	Reg. No. 1,804,449

Caraustar Industries, Inc.	QPM®	US	Reg. No. 1,454,240

Caraustar Industries, Inc.	[Sleek/ LOGO]®	US	Reg. No. 777,217

Caraustar Industries, Inc.	CONDUCTCOR®	US	Reg. No. 1,449,648

Caraustar Industries, Inc.	TURF TUBES®	US	Reg. No. 2,363,457

Record Owner	Mark	Country	Status / Reg. No.
(Sup Reg)
Caraustar Industries, Inc.	QUICK GRAB®	US	Reg. No. 2,269,147

Caraustar Industries, Inc.	BRITONE®	US	Reg. No. 1,031,428

Caraustar Industries, Inc.	PROTECH	Benelux	Reg. No. 457,901

Caraustar Industries, Inc.	PROTECH	France	Reg. No. 1,621,469

Caraustar Industries, Inc.	PROTECH	Ireland	Reg. No. 131,098

Caraustar Industries, Inc.	PROTECH	Italy	Reg. No. 569,046

Caraustar, G.P.	CARAUSTAR®	US	Reg. No. 2,484,548

Caraustar, G.P.	[LOGO]®`	US	Reg. No. 2,484,511

Caraustar, G.P.	[Caraustar LOGO]®	US	Reg. No. 2,484,512

Caraustar, G.P.	[LOGO]™	Canada	Reg. No. 1,059,768

Caraustar, G.P.	CARAUSTAR®	United Kingdom	Reg. No. 2,232,931

Caraustar, G.P.	[LOGO]®	United Kingdom	Reg. No. 2,232,930

Caraustar, G.P.	[Caraustar LOGO]®	United Kingdom	Reg. No. 2,232,932

Caraustar, G.P.	CARAUSTAR®	Mexico	Reg. No. 682,903 Paper goods (16)

Record Owner	Mark	Country	Status / Reg. No.

Caraustar, G.P.	CARAUSTAR®	Mexico	Reg. No. 682,904 Plastics and wallboard (17)

Caraustar, G.P.	CARAUSTAR®	Mexico	Reg. No. 682,905 Recycling services (40)

Caraustar, G.P.	[Caraustar LOGO]®	Mexico	Reg. No. 682,121 Paper goods (16)

Caraustar, G.P.	[Caraustar LOGO]®	Mexico	Reg. No. 699,557 Plastics and wallboard (17)

Caraustar, G.P.	[Caraustar LOGO]®	Mexico	Reg. No. 682,122 Recycling services (40)

Caraustar, G.P.	[LOGO]®	Mexico	Reg. No. 682,118 Paper goods (16)

Caraustar, G.P.	[ LOGO]®	Mexico	Reg. No. 682,119 Plastics and wallboard (17)

Caraustar, G.P.	[LOGO]®	Mexico	Reg. No. 682,120 Recycling services (40)

Caraustar Industrial and Consumer Products Group, Inc.	K-SAFE®	US	Reg. No. 1,693,969

Caraustar Industrial and Consumer Products Group, Inc.	PLASTICS ON DEMAND (POD)®	US	Reg. No. 2,488,014

Caraustar Industrial and Consumer Products Group, Inc.	K-SEAL®	US	Reg. No. 1,595,416

Record Owner	Mark	Country	Status / Reg. No.

Caraustar Industrial and Consumer Products Group, Inc.	K-WRAP®	US	Reg. No. 1,656,832

Sprague Paperboard, Inc.	INVERKOTE®	US	Reg. No. 2,543,641

Oak Tree Packaging *	Oak Tree Packaging	US	Reg. No. 2101719

Oak Tree Packaging *	OAKTREE PACKAGING (and Design)	US	Reg. No. 2120110

Oak Tree Packaging *	OAKTREE PACKAGING (and Design)	US	Reg. No. 1950972

Chesapeake Fiber Packaging Corporation **	Shape-Up	US	Reg. No. 2240217

Chesapeake Fiber Packaging Corporation **	Fit-Rite Deluxe	US	Reg. No. 2138562

Chesapeake Fiber Packaging Corporation **	Contour	US	Reg. No. 2123570

Chesapeake Fiber Packaging Corporation **	CPC Staiz	US	Reg. No. 2121524

Chesapeake Fiber Packaging Corporation **	Pops-On	US	Reg. No. 2121523

Chesapeake Fiber Packaging Corporation **	EZ LOK	US	Reg. No. 2147348

Chesapeake Fiber Packaging Corporation **	Form-It	US	Reg. No. 2123569

Chesapeake Fiber Packaging Corporation **	Snap-Pak	US	Reg. No. 2148958

*	These trademarks were acquired as part of the acquisition of Oak Tree Packaging Corporation. Oak Tree Packaging Corporation merged into Caraustar Custom Packaging Group, Inc. Evidence of this merger has not been filed with the PTO. Caraustar deems each of these trademarks immaterial and has decided to abandon each mark.

**	Chesapeake Fiber Packaging Corporation changed its name to Caraustar Custom Packaging Group (Maryland), Inc., which then merged into Chesapeake Paperboard Company, which then change its name to Caraustar Custom Packaging Group (Maryland), Inc. Evidence of these transactions has not been filed with the PTO.

Trademark Applications

Record Owner	Mark	Country	Status /Serial No.

Caraustar Industries, Inc.	Q-LOCK™	US	Serial No. 76/500,254 Filed: 03-24-2003

Caraustar Industries, Inc.	KONVA-KORE™	US	Serial No. 76/510,206 Filed: 04-28-2003

Caraustar, G.P.	CARAUSTAR™	Canada	Serial No. 1,059,767 Filed: 05-19-2000 Issue Fee Paid: 04-30-2003

Caraustar, G.P.	[Caraustar LOGO]™	Canada	Serial No. 1,059,769 Filed: 05-19-2000 Issue Fee Paid: 04-30-2003

Copyrights

Record Owner	Copyright Title	Country	Status
Chesapeake Fiber Packaging Corporation. *	Decorator Bag with Flexographic Print	US	Reg. No. VA208054

*	Chesapeake Fiber Packaging Corporation changed its name to Caraustar Custom Packaging Group (Maryland), Inc., which then merged into Chesapeake Paperboard Company, which then change its name to Caraustar Custom Packaging Group (Maryland), Inc. Caraustar deems this copyright to be immaterial and has decided not to file evidence of these transactions with the U.S. Copyright Office.

Licensing Agreements

1. License Agreement dated as of July 13, 2002 between Caraustar Mill Group, Inc. and Fantasy Factory.

2. Oral License Agreement between Caraustar Mill Group, Inc. and Funskills, Inc.

3. License Agreement dated as of June 17, 2002 between Caraustar Mill Group, Inc. and Neil Elliot.

4. License Agreement dated as of May 14, 2002 between Caraustar Mill Group, Inc. and Bradley J. Bennett.

5. RepelKote® Contract Manufacturing Agreement by and between Caraustar Industries, Inc. and Bancroft Bag, Inc., dated as of August 14, 2000

6. RepelKote® Distribution Agreement between Caraustar Industries, Inc. and Progressive Coatings, Inc., dated as of August 9, 2000

7. RepelKote® Contract Manufacturing Agreement between Caraustar Industries, Inc. and Jefferson Smurfit Corporation (U.S.) and Stone Container Corporation, dated as of August 4, 2000

8. Revised Master License Agreement between Caraustar Custom Packaging Group, Inc. and Micro Chef, Inc., entered into January 10, 2003

9. Trademark Licensing Agreement, among Caraustar G.P., Caraustar Industries, Inc. and each of its Subsidiaries named therein, dated as of December 31, 1999 concerning the use of the branding marks

SCHEDULE IV

to

SECURITY AGREEMENT

ASSIGNED CONTRACTS

None.

SCHEDULE V

to

SECURITY AGREEMENT

COMMERCIAL TORT CLAIMS

Case Name and Number	Filing Date	Court of Record
Caraustar Industries, Inc. and McQueeney Gypsum Co. v. Elcor Corp., Cause No. CV 42,863	February 2000	District Court of Midland County, Texas, 142nd Judicial District

In the Matter of the Estate of Mikeal C. Adams; Before the Clerk, File No. 01E586 (claim by Caraustar Mill Group, Inc.)	August 13, 2001	Clerk, Superior Court Division, Cumberland County, North Carolina

In the Matter of the Estate of Mikeal C. Adams; Before the Clerk, File No. 01E586 (claim by Caraustar Industries, Inc.)	August 13, 2001	Clerk, Superior Court Division, Cumberland County, North Carolina